UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

THE TRAVELERS SERIES TRUST
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  DECEMBER 31
Date of reporting period: DECEMBER 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
DECEMBER 31, 2004

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]



                  THE TRAVELERS SERIES TRUST:

                  TRAVELERS QUALITY BOND PORTFOLIO
                  LAZARD INTERNATIONAL STOCK PORTFOLIO
                  MFS EMERGING GROWTH PORTFOLIO
                  FEDERATED HIGH YIELD PORTFOLIO
                  FEDERATED STOCK PORTFOLIO
                  DISCIPLINED MID CAP STOCK PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
TRAVELERS QUALITY BOND PORTFOLIO:
     MANAGER OVERVIEW.......................................  4
     FUND AT A GLANCE.......................................  6
     PERFORMANCE COMPARISON.................................  7
LAZARD INTERNATIONAL STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  8
     FUND AT A GLANCE.......................................  10
     PERFORMANCE COMPARISON.................................  11
MFS EMERGING GROWTH PORTFOLIO:
     MANAGER OVERVIEW.......................................  12
     FUND AT A GLANCE.......................................  14
     PERFORMANCE COMPARISON.................................  15
FEDERATED HIGH YIELD PORTFOLIO:
     MANAGER OVERVIEW.......................................  16
     FUND AT A GLANCE.......................................  18
     PERFORMANCE COMPARISON.................................  19
FEDERATED STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  20
     FUND AT A GLANCE.......................................  22
     PERFORMANCE COMPARISON.................................  23
DISCIPLINED MID CAP STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  24
     FUND AT A GLANCE.......................................  26
     PERFORMANCE COMPARISON.................................  27
FUND EXPENSES...............................................  28
SCHEDULES OF INVESTMENTS....................................  30
STATEMENTS OF ASSETS AND LIABILITIES........................  72
STATEMENTS OF OPERATIONS....................................  73
STATEMENTS OF CHANGES IN NET ASSETS.........................  74
FINANCIAL HIGHLIGHTS........................................  76
NOTES TO FINANCIAL STATEMENTS...............................  81
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  89
ADDITIONAL INFORMATION......................................  90
IMPORTANT TAX INFORMATION...................................  93

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive, but weaker, results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board ("Fed")(i) continued to incrementally raise the federal funds rate.(ii)

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events -- surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. -- undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4.0% over the past four quarters(iii) and the outlook going forward is for similar performance in 2005.

Within this environment, the portfolios performed as follows:

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Travelers Quality Bond Portfolio                               3.43%      3.29%

  Lehman Brothers Intermediate Government/Credit Bond Index      3.16%      3.04%

  Lipper Variable Short-Intermediate Investment Grade Debt
    Funds Category Average                                       1.55%      1.62%

  Lazard International Stock Portfolio                          13.92%     15.75%

  MSCI EAFE GDP Weighted Index                                  16.07%     22.57%

  Lipper Variable International Value Funds Category Average    14.43%     20.75%

  MFS Emerging Growth Portfolio                                  7.33%     12.73%

  Russell 3000 Growth Index                                      3.86%      6.93%

  Lipper Variable Multi-Cap Growth Funds Category Average        6.09%     10.40%

  Federated High Yield Portfolio                                 8.13%     10.38%

  Lehman Brothers High-Yield Bond Index                          9.64%     11.13%

  Lehman Brothers Aggregate Bond Index                           4.18%      4.34%

  Lipper Variable High Current Yield Funds Category Average      8.73%      9.84%

  Federated Stock Portfolio                                      7.14%     10.55%

  S&P 500/Barra Value Index                                     11.08%     15.71%

  Lipper Variable Multi-Cap Value Funds Category Average         9.52%     14.62%


                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Disciplined Mid Cap Stock Portfolio                            9.19%     16.45%

  S&P MidCap 400 Index                                           9.80%     16.48%

  Lipper Variable Mid-Cap Core Funds Category Average            9.94%     16.47%


     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF ALL FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 29 funds for the six-month period and among the 29 funds for the 12-month period in the variable short-intermediate investment grade debt funds category. Returns were calculated among the 29 funds for the six-month period and among the 29 funds for the 12-month period in the variable international value funds category. Returns were calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the variable multi-cap growth funds category. Returns were calculated among the 87 funds for the six-month period and among the 85 funds for the 12-month period in the variable high current yield funds category. Returns were calculated among the 89 funds for the six-month period and among the 86 funds for the 12-month period in the variable multi-cap value funds category. Returns were calculated among the 77 funds for the six-month period and among the 77 funds for the 12-month period in the variable mid-cap core funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUNDS

As you may be aware, several issues in the mutual fund and variable product industry have recently come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Travelers Life & Annuity and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2005

(i) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iii) As measured by gross domestic product ("GDP"), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

TRAVELERS QUALITY BOND PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Travelers Quality Bond Portfolio returned 3.29%. In comparison, the portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,(i) returned 3.04% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average,(2) was 1.62%.

During the fiscal year, the portfolio's performance was aided by security selection and the overall decline in credit risk reflected by the continued tightening of credit spreads. Our shift in duration(ii) from being long, versus the benchmark, early in the fiscal year to being short, as interest rates increased, also contributed to performance.

MARKET/ECONOMIC OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business demand, the balance of growth was quite healthy. The employment picture improved during the year, as rising profits led to increased corporate willingness to hire new employees. Strong consumer and business fundamentals appear likely to continue into 2005 and consumer spending looks to strengthen further relative to last year.

Inflation began to rise modestly in 2004 as shortages of certain goods and commodities developed around the world. In 2005, inflation pressures look to rise as healthy growth continues to improve corporate pricing power. The ongoing economic recovery and rising price pressures caused the Fed(iii) to institute a series of five 25 basis point(iv) rate hikes, beginning in mid-2004. This trend looks to continue well into 2005. After the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

CONTRIBUTORS TO PERFORMANCE

The portfolio's BBB-rated credit securities were its best performers during the fiscal year. We believe the outlook for a sustained economic recovery should result in further improvement in corporate fundamentals and may result in some modest spread narrowing on selective issuers going forward. The prospect for a further reduction of credit risks makes credit products attractive relative to Treasuries in this environment.

Our relative overweight in corporate securities, especially utility and industrial bonds, was another major contributor to results. Utilities and industrials were the best performing sectors in the fixed income markets, and in the portfolio. In anticipation of further curve flattening and yield increases, we shifted the portfolio's overall duration to short of the benchmark as a defensive measure. This adjustment added to returns over the period. Overall, the curve structure of the portfolio was a significant driver of returns over the period.

Conversely, our overweight in asset-backed securities relative to the benchmark negatively impacted performance. While our overweight in collateralized mortgage-backed securities outperformed Treasuries, they significantly underperformed corporate securities.

Thank you for your investment in the Travelers Quality Bond Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

-s- GENE C. COLLINS
Gene C. Collins
Travelers Asset Management International Company LLC

February 3, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 29 funds in the fund's Lipper category.
 4

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top sector holdings (as a percentage of net assets) as of December 31, 2004 were: Corporate Bonds and Notes (54.2%), U.S. Government Obligations and Agencies (28.8%),
Collateralized Obligations (6.3%), Asset-Backed Securities
(4.4%). The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
(ii) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(iv) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- TRAVELERS QUALITY BOND PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                       December 31, 2004                    June 30, 2004
Corporate Bonds and Notes                                                          54.50                            48.80
U.S. Government Obligations and Agencies                                           29.00                            38.60
Collateralized Mortgage Obligations                                                 6.30                             4.50
Repurchase Agreement                                                                5.80                             2.90
Asset-Backed Securities                                                             4.40                             5.20

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/04 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Twelve Months Ended 12/31/04            3.29%
  Five Years Ended 12/31/04               6.03
  8/30/96* through 12/31/04               6.04
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/04              63.03%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO     GOVERNMENT/CREDIT BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     10356.00                           10388.00
12/97                                                                     11095.00                           11624.00
12/98                                                                     12036.00                           13004.00
12/99                                                                     12168.00                           13055.00
12/00                                                                     13015.00                           14376.00
12/01                                                                     13944.00                           15664.00
12/02                                                                     14753.00                           16651.00
12/03                                                                     15784.00                           17369.00
12/31/04                                                                  16303.00                           17897.00

--------------------------------------------------------------------------------

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

LAZARD INTERNATIONAL STOCK PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

Effective September 1, 2004, the investment advisory fee for the fund was revised from the annual rate of 0.825% of the average daily net assets of the fund, to a fee calculated at an annual rate in accordance with the following schedule:

                                                               INVESTMENT
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE
------------------------                                      ------------
First $100 million..........................................     0.825%
Next $400 million...........................................     0.775%
Next $500 million...........................................     0.725%
Over $1 billion.............................................     0.700%

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Lazard International Stock Portfolio, returned 15.75%. The portfolio underperformed its unmanaged benchmark, the MSCI EAFE GDP Weighted Index,(i) which returned 22.57% for the same period. The portfolio also underperformed the Lipper Variable International Value Funds Category Average,(2) which was 20.75%.

MARKET/ECONOMIC OVERVIEW

International stocks spent most of 2004 in a fairly narrow trading range, as strong earnings growth was offset by concerns over rising interest rates, higher oil prices, and the sustainability of the global economic recovery. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the outcome, as well as its definitiveness, abated. Energy stocks were strong during the year, as oil prices rose sharply and utilities performed well as investors sought out higher yields in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on information technology products didn't significantly rebound. Healthcare stocks were hurt by concerns over drug safety following Merck's high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising Euro, while the Japanese market lagged the broad index on concerns over the sustainability of its economic rebound.

CONTRIBUTORS TO PERFORMANCE

During 2004, stock selection in healthcare helped the portfolio, as we avoided problem stocks like AstraZeneca. Holding SCHERING AG was also beneficial, as it rose due to ongoing restructuring and product specific news. The fund's holding in AVENTIS SA enhanced results, as its shares gained on expectations of revenue and cost synergies from the proposed acquisition by Sanofi-Synthelabo Inc.

Conversely, stock selection in financials detracted from results when re-insurers SWISS REINSURANCE CO. and MUNICH RE GROUP were hurt by the rash of hurricanes hitting Florida. However, while the hurricanes caused near-term costs, as payments are made to their reinsurance clients, the longer-term outlook for these companies' earnings is positive. This is because the upfront costs to the industry remove capacity and improve pricing discipline going forward. Stock selection in consumer discretionary was also a drag on performance, as NISSAN MOTOR CO., LTD. declined due to concerns regarding the steel shortage caused by the increased demand for the metal in China. However, the company stated that the shortage should have a relatively small impact on sales in the U.S. -- its largest market.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 29 funds in the fund's Lipper category.
 8

For 2004 overall, the portfolio was hurt by its overweight position in larger stocks, while small- and mid-cap stocks continued to outperform. However, we believe that the performance of large-cap stocks may improve, since the relative valuation of large-caps versus small-caps is very attractive, based on historical norms. In addition, smaller-cap stocks have been outperforming for roughly five years and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the capitalization cycle.

Thank you for your investment in the Lazard International Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Lazard Asset Management LLC

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (25.5%), Consumer Discretionary (11.6%), Energy (11.4%), Consumer Staples
(10.4%) and Healthcare (8.7%). The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The MSCI EAFE GDP Weighted Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East, generally considered representative of foreign markets.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- LAZARD INTERNATIONAL STOCK PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                  25.4                               30.8
Consumer Discretionary                                                      11.6                                8.4
Energy                                                                      11.4                               11.1
Consumer Staples                                                            10.4                                  9
Healthcare                                                                   8.7                                9.1
Telecommunication Services                                                   7.2                                7.1
Information Technology                                                       6.8                                5.4
Industrials                                                                  5.8                                4.8
Utilities                                                                    5.5                                4.6
Materials                                                                    4.9                                7.5
Other                                                                        2.3                                2.2

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Twelve Months Ended 12/31/04           15.75%
  Five Years Ended 12/31/04              (3.28)
  8/1/96* through 12/31/04                3.70
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 12/31/04               35.73%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the MSCI EAFE GDP Weighted Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East, weighted based on each country's gross domestic product.
[Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                    10000.00                           10000.00
12/96                                                                     10807.00                           10515.00
12/97                                                                     11696.00                           11122.00
12/98                                                                     13168.00                           14092.00
12/99                                                                     16036.00                           18460.00
12/00                                                                     14192.00                           15593.00
12/01                                                                     10476.00                           12132.00
12/02                                                                      9118.00                           10197.00
12/03                                                                     11726.00                           14576.00
12/31/04                                                                  13573.00                           17866.00

--------------------------------------------------------------------------------

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS EMERGING GROWTH PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

On February 18, 2005, the shareholders of MFS Emerging Growth Portfolio approved a reorganization pursuant to which MFS Mid Cap Growth Portfolio would acquire the assets and assume the liabilities of MFS Emerging Growth Portfolio in exchange for shares of the MFS Mid Cap Growth Portfolio. The merger is expected to be effective upon the close of business on February 25, 2005.

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the MFS Emerging Growth Portfolio, returned 12.73%, outperforming its unmanaged benchmark, the Russell 3000 Growth Index,(i) which returned 6.93% for the same period. The portfolio also outperformed the Lipper Variable Multi-Cap Growth Funds Category Average,(2) which was 10.40%.

MARKET/ECONOMIC OVERVIEW

For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors, such as corporate spending and earnings growth, triumphed and drove equity markets to solid gains for the year. During the 12-month reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits and war in Iraq. For a time, it seemed these factors would lead to flat or negative annual performance for many investments. But, by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. We believed that as the year came to a close, the global economy was still in the midst of a sustainable broad-based recovery.

CONTRIBUTORS TO PERFORMANCE

During the fiscal year, the fund's holdings in the healthcare, technology, utilities and communications sectors generated the strongest relative returns. Conversely, its special products and services, retailing, and industrial goods and services stocks detracted from relative results.

In the healthcare sector, the portfolio's holding in the medical test firm CYTYC CORP. was beneficial, as it was one of the portfolio's strongest relative performers over the fiscal year. In addition, avoiding pharmaceutical firm Pfizer Inc. helped results, as its shares fell sharply over the period. In the technology sector, stock selection drove relative performance. For example, the fund's positions in EBAY INC., APPLE COMPUTER, INC., and MARVELL TECHNOLOGY GROUP LTD. all rose sharply over the period. Underweighting semiconductor giant INTEL CORP. also enhanced performance, as its stock declined over the period. In the telecommunication services sector, an overweight and, to a lesser extent, stock selection aided relative results. The strongest performers in this sector were cellular tower operators AMERICAN TOWER CORP. and SPECTRASITE, INC.

Conversely, stock selection in the special products and services sector detracted from results. Our position in post-secondary education company CORINTHIAN COLLEGES, INC. was the largest detractor in the sector. We subsequently eliminated it from the portfolio.

Stock selection and an underweighting in the retailing sector also hurt relative performance. The most significant detractor in the sector was our position in THE HOME DEPOT, INC. An underweighting in the industrial goods and services sector was a

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 112 funds in the fund's Lipper category.
 12
drag on performance as well. For example, not owning GENERAL ELECTRIC CORP., which posted solid gains during the fiscal year, held back relative results. Other holdings that hurt relative performance included Linux operating system provider RED HAT INC., internet travel company IAC/INTERACTIVE CORP., semiconductor company PMC SIERRA, INC., radio operator and programming provider firm WESTWOOD ONE, INC., and telecom equipment supplier ANDREW CORP. We eliminated Andrew Corp. from the portfolio prior to the end of the reporting period. Not owning cellular phone technology firm QUALCOMM INC. and healthcare provider UNITEDHEALTH GROUP INC. also detracted from performance, as those stocks advanced significantly during the fiscal year.

Thank you for your investment in the MFS Emerging Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ ERIC B. FISCHMAN
Eric B. Fischman
Massachusetts Financial Services

/s/ DAVID E. SETTE-DUCATI
David E. Sette-Ducati
Massachusetts Financial Services

/S/ CAMILLE H. LEE
Camille H. Lee
Massachusetts Financial Services

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Cytyc Corp. (2.6%), Dell Inc. (2.2%), American Tower Corp.
(2.1%), ebay Inc. (2.0%), Getty Images, Inc. (2.0%), Yahoo! Inc.
(1.8%), Genzyme Corp. (1.6%), Legg Mason, Inc. (1.6%), Amdocs
Ltd. (1.6%), Fisher Scientific International Inc. (1.5%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information
Technology (27.2%), Healthcare (23.3%), Consumer Discretionary
(20.1%), Industrials (9.2%), Telecommunications Services (9.0%).
The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- MFS EMERGING GROWTH PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Information Technology                                                     26.70                              24.40
Healthcare                                                                 22.90                              25.40
Consumer Discretionary                                                     19.70                              21.60
Industrials                                                                 9.00                              11.60
Telecommunication Services                                                  8.80                               6.30
Financials                                                                  4.80                               4.60
Consumer Staples                                                            2.70                               2.00
Short-Term Investment                                                       2.40                               2.20
Energy                                                                      2.20                               1.80
Materials                                                                   0.60                               0.10
Basic Materials                                                             0.20                               0.00

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/04 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/04           12.73%
  Five Years Ended 12/31/04             (13.37)
  8/30/96* through 12/31/04               4.88
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/04              48.79%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Russell 3000 Growth Index. Index Information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[MFS Emerging Growth Portfolio Performance Graph]

                                                               MFS EMERGING GROWTH PORTFOLIO        RUSSELL 3000 GROWTH INDEX
                                                               -----------------------------        -------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10600                              11291
12/97                                                                      12843                              15508
12/98                                                                      17250                              18950
12/99                                                                      30491                              25361
12/00                                                                      24353                              19675
12/01                                                                      15529                              15814
12/02                                                                      10221                              14322
12/03                                                                      13200                              18758
12/31/04                                                                   14879                              20058

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FEDERATED HIGH YIELD PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Federated High Yield Portfolio returned 10.38%. In comparison, the fund's unmanaged benchmarks, the Lehman Brothers High-Yield Bond Index(i) and the Lehman Brothers Aggregate Bond Index,(ii) returned 11.13% and 4.34%, respectively, for the same period. The Lipper Variable High Current Yield Funds Category Average(2) was 9.84%.

MARKET/ECONOMIC OVERVIEW

The combination of sustained economic growth and stable interest rates provided a particularly good environment for the high yield market in 2004. During the year, an increase in corporate profitability allowed companies the opportunity to either reduce overall debt or to refinance at attractive rates. The combination of improved profitability and balance sheet repair led the way for credit quality improvement and the lowest default rate since the late 1990's. The significant decline in corporate defaults led to a contraction of the risk premium, or "credit spread," investors require for investing in the high yield market. This, in turn, consequently led to the price appreciation experienced in the high yield market.

The lower credit quality sector of the high yield market generated the strongest performance during 2004. For example, CCC-rated bonds, the lowest credit quality, returned 13.80%, versus higher rated B bonds, which returned 10.36%, and BB-rated bonds, which returned 9.61%. From an industry perspective, the financial institutions, metals & mining and natural gas utility sectors all had good relative performance, while the airline, environmental and retail sectors lagged the overall market. From a technical standpoint, demand for high yield bonds remained strong throughout the reporting period. Although high yield mutual funds experienced net cash outflows during 2004, increased allocations to the high yield market from hedge funds, pension funds, and insurance companies created more than ample demand for what was one of the busiest years for new high yield bond issuance in recent years.

CONTRIBUTORS TO PERFORMANCE

The fund underperformed its benchmark during the fiscal year. The portfolio's less aggressive positioning in the lower quality tier of the high yield market and shorter duration(iii) negatively impacted its relative performance. From an industry sector perspective, the fund benefited from its overweight position in the building products and textile sectors and remained underweighted in the airline sector. On the negative side, the fund's underweight in the metals and mining and electric utility sectors and overweight in the gaming sector detracted somewhat from relative performance.

Specific holdings that underperformed during the period included packaging company TEKNI-PLEX, INC., retailer PCA INTERNATIONAL, INC., wireless telecommunications firm AMERICAN CELLULAR CORP., industrial company EAGLE PICHER INDUSTRIES, INC., and consumer product firm ICON HEALTH & FITNESS, INC. Conversely, portfolio holdings that had a positive impact on overall portfolio performance included natural gas company EL PASO CORP., textile firm LEVI STRAUSS & CO. wireline telecommunications company AT&T CORP., chemical firm BCP CAYLUX HOLDINGS and industrial company NEENAH CORP.

Thank you for your investment in the Federated High Yield Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Federated Investment Management Company

January 20, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 85 funds in the fund's Lipper category.
 16

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Targeted Return Index Sector, Trains HY-2004-1, Secured
Notes, 8.2105% due 8/1/15 (2.9%), AT&T Corp., Sr. Notes, 9.750%
due 11/15/31 (1.3%), Qwest Corp., Notes, 9.125% due 3/15/12
(1.1%),Qwest Services Corp., Sr. Sub. Notes, 14.000% due 12/15/10
(1.0%), Rogers Wireless, Inc., Secured Notes, 6.375% due 3/1/14
(0.8%), Allied Waste North America, Inc., Series B, Sr. Notes,
7.625% due 1/1/06 (0.7%), Nextel Communications, Inc., Sr. Notes,
7.375% due 8/1/15 (0.7%),Vertis, Inc, Notes, Series B, 10.875%
due 6/15/09 (0.7%), J.C. Penney Co., Inc., Notes, 9.000% due
8/1/12 (0.7%), MCI Inc., Sr. Notes, 8.375% due 5/1/14 (0.7%). The
mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Media-Non-Cable
(9.7%), Food & Beverage (6.0%), Wireless Communications (5.8%),
Gaming (5.7%), Chemicals (5.7%). The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The Lehman Brothers High-Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds
     (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144-As are also included.
(ii) The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
(iii) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- FEDERATED HIGH YIELD PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                       December 31, 2004                    June 30, 2004
Corporate Bonds & Notes                                                            97.30                            96.90
Repurchase Agreement                                                                1.90                             2.30
Preferred Stock                                                                     0.50                             0.60
Commmon Stock                                                                       0.20                             0.10
Warrants                                                                            0.10                             0.10

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/04 (UNAUDITED)

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/04            10.38%
  Five Years Ended 12/31/04                5.58
  8/30/96* through 12/31/04                6.98
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 12/31/04               75.55%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the Lehman Brothers High-Yield Bond Index and Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. [Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH-          LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
12/97                                                   12394.00                    11952.00                    11491.00
12/98                                                   12978.00                    12161.00                    12490.00
12/99                                                   13380.00                    12452.00                    12388.00
12/00                                                   12289.00                    11723.00                    13829.00
12/01                                                   12528.00                    12342.00                    14997.00
12/02                                                   12994.00                    12788.00                    15932.00
12/03                                                   15904.00                    16493.00                    16585.00
12/31/04                                                17555.00                    18328.00                    17305.00

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FEDERATED STOCK PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Federated Stock Portfolio returned 10.55%. The portfolio underperformed its unmanaged benchmark, the S&P 500/Barra Value Index,(i) which returned 15.71% for the same period. The portfolio also underperformed the Lipper Variable Multi-Cap Value Funds Category Average,(2) which was 14.62%.

MARKET/ECONOMIC OVERVIEW

2004 was another positive year for U.S. equity investors as a strong showing toward the end of the year drove equity benchmarks higher. The S&P 500 Index(ii) ("S&P 500") returned 10.87% during the year, with 85% of the total return for the year coming in the fourth quarter. This enabled the benchmark to post its second year of double-digit returns. Earnings growth for the S&P 500 exceeded analysts' expectations, but it appears that 2004 may be the peak year for profit growth during this market cycle. Leading sectors included energy, utilities and telecommunication services. Lagging sectors included healthcare, information technology and consumer staples. Large-capitalization stocks underperformed their mid- and small-cap counterparts during the year and value-oriented equities outperformed growth across most market capitalizations.

CONTRIBUTORS TO PERFORMANCE

During the fiscal year, positive influences on performance relative to the S&P 500 included an underweight position and favorable security selection in financials, with BANK OF AMERICA CORP., THE ALLSTATE CORP. and CAPITAL ONE FINANCIAL CORP. boosting returns. In addition, an overweighted position in industrials enhanced results. Favorable security selection in telecommunication services also positively influenced relative performance, with SPRINT CORP. and VERIZON COMMUNICATIONS INC. generating strong results.

Negative influences on relative performance included an overweighted position and unfavorable security selection in the materials sector. Holdings in this area that detracted from relative results included ALCOA INC., E.I. DU PONT DE NEMOURS & CO., and INTERNATIONAL PAPER CO. An underweighted position and unfavorable security selection in consumer discretionary also hurt results, with VIACOM INC., GENERAL MOTORS CORP., and FORD MOTOR CO. all generating weak results. Unfavorable security selection in healthcare, specifically PFIZER INC. and TENET HEALTHCARE CORP., also negatively influenced relative performance.

Thank you for your investment in the Federated Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

The Portfolio Management Team
Equity Management Company of Pennsylvania Team

January 20, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 86 funds in the fund's Lipper category.
 20

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (4.3%), Tyco International Ltd.
(3.7%), JPMorgan Chase & Co. (3.6%), Altria Group, Inc. (3.1%),
ChevronTexaco Corp. (2.9%), Exxon Mobile Corp. (2.5%), The
Allstate Corp. (2.4%), BP PLC, Sponsored ADR (2.3%), Morgan
Stanley (2.2%), News Corp., Class A Shares (2.1%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision.
Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (31.2%), Industrials (11.5%), Energy (11.3%), Consumer Discretionary
(11.1%), Information Technology (9.8%). The fund's portfolio composition is subject to change at any time.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
(i) The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- FEDERATED STOCK PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Financials                                                                 31.30                              28.40
Industrials                                                                11.50                              14.80
Energy                                                                     11.30                              10.90
Consumer Discretionary                                                     11.20                              13.70
Information Technology                                                      9.80                              10.50
Consumer Staples                                                            5.20                               3.30
Healthcare                                                                  4.90                               4.00
Utilities                                                                   4.90                               2.40
Materials                                                                   4.80                               6.50
Telecommunication Services                                                  4.60                               3.80
Repurchase Agreement                                                        0.50                               1.70

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/04           10.55%
  Five Years Ended 12/31/04               3.73
  8/30/96* through 12/31/04              10.15
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/04             123.90%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) [Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         S&P 500/BARRA VALUE INDEX++
                                                                 -------------------------         ---------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      11261                              11416
12/97                                                                      15021                              14839
12/98                                                                      17700                              17015
12/99                                                                      18646                              19180
12/00                                                                      19349                              20346
12/01                                                                      19672                              17963
12/02                                                                      15871                              14218
12/03                                                                      20253                              18738
12/31/04                                                                   22390                              21682

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DISCIPLINED MID CAP STOCK PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Disciplined Mid Cap Stock Portfolio, returned 16.45%. In comparison, the portfolio's unmanaged benchmark, S&P MidCap 400 Index,(i) returned 16.48% for the same period and the Lipper Variable Mid-Cap Core Funds Category Average(2) was 16.47%.

MARKET OVERVIEW

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the healthcare and defense industries. However, technology stocks were generally weak, despite an impressive start in January. Concerns on terrorism, oil prices and weak profits also led to a significant decline in the Auto & Transportation sector, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors re-position their portfolios for the coming year.

FUND PERFORMANCE

Stock selection, primarily in the consumer discretionary and industrials sectors, contributed positively to the performance of the fund in comparison to the benchmark during the period. However, in general, our holdings in the consumer staples and materials sectors did not perform. The three biggest individual contributors to performance were SEPRACOR, INC., MANDALAY RESORT GROUP, and J.B. HUNT TRANSPORT SERVICES, INC. Sepracor, a biotech firm, received an approval letter from the FDA for one of its new drugs during the first quarter. Mandalay Resort agreed to be acquired by another major entertainment company. Hunt Transport Services experienced strong business momentum in its trucking segment. Both revenue and operating profit grew substantially and the company gained market share during the second quarter. Conversely, SILICON LABORATORIES INC., MILLENNIUM PHARMACEUTICALS, INC., and ATMEL CORP. negatively impacted our performance. Silicon Laboratories traded lower due to weak demand in wireless products in the networking communications industry. Millennium Pharmaceuticals fell on concerns that the company might not meet its earnings growth target. The company remained aggressive in its effort to reduce costs. Atmel suffered from pricing pressure due to a slowdown in the semiconductor industry. The stock fell sharply last year.

Thank you for your investment in the Disciplined Mid Cap Stock Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund's investment goals.

Sincerely,

The Portfolio Management Team
The Travelers Investment Management Company

January 20, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004 including the reinvestment of dividends and capital gains, if any, calculated among the 77 funds in the fund's Lipper category.
 24

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Lennar Corp., Class A Shares (1.1%), Fidelity National
Financial, Inc. (1.0%), D.R. Horton, Inc. (1.0%), Washington Post
Co., Class B Shares (0.8%), Precision Castparts Corp. (0.8%),
Coventry Health Care, Inc. (0.8%), Hibernia Corp., Class A Shares
(0.8%), Weatherford International Ltd. (0.8%), Constellation
Brands, Inc., Class A Shares (0.8%), J.B. Hunt Transport
Services, Inc. (0.8%). The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Consumer
Discretionary (21.8%), Financials (17.7%), Industrials (13.4%),
Information Technology (11.8%), Healthcare (10.2%). The fund's portfolio composition is subject to change at any time.
(i) The S&P MidCap 400 Index is a market-value weighted index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- DISCIPLINED MID CAP STOCK PORTFOLIO (UNAUDITED)

(GRAPH)

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Consumer Discretionary                                                      21.8                               18.9
Financials                                                                  17.6                               17.1
Industrials                                                                 13.4                               14.1
Information Technology                                                      11.8                               12.9
Healthcare                                                                  10.2                               10.5
Energy                                                                       6.5                                6.7
Utilities                                                                    6.1                                6.3
Materials                                                                    5.4                                4.4
Consumer Staples                                                             4.3                                4.7
Other                                                                        2.9                                4.4

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/04 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/04           16.45%
  Five Years Ended 12/31/04               8.35
  4/1/97* through 12/31/04               13.47
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  4/1/97* through 12/31/04              166.21%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April 1, 1997 (commencement of operations), assuming reinvestment of dividends, through December 31, 2004, with that of a similar investment in the S&P MidCap 400 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets.

[Disciplined Mid Cap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                     S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/1/97                                                                     10000                              10000
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/00                                                                      20786                              16989
12/01                                                                      19950                              16885
12/02                                                                      17092                              14913
12/03                                                                      22862                              20225
12/31/04                                                                   26621                              23558

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                    3.43%       $1,000.00   $1,034.30      0.41%         $2.10
------------------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio               13.92         1,000.00    1,139.20      0.95           5.11
------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                       7.33         1,000.00    1,073.30      0.86           4.48
------------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                      8.13         1,000.00    1,081.30      0.79           4.13
------------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                           7.14         1,000.00    1,071.40      0.78           4.06
------------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                 9.19         1,000.00    1,091.90      0.79           4.15
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                                                                      EXPENSES
                                                HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                    5.00%      $1,000.00   $1,023.08      0.41%         $2.08
-----------------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                5.00        1,000.00    1,020.36      0.95           4.82
-----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                       5.00        1,000.00    1,020.81      0.86           4.37
-----------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                      5.00        1,000.00    1,021.17      0.79           4.01
-----------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                           5.00        1,000.00    1,021.20      0.78           3.96
-----------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                 5.00        1,000.00    1,021.17      0.79           4.01
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 28.8%
                            U.S. Treasury Bonds:
$ 1,000,000                   5.250% due 2/15/29........................................    $  1,049,297
    700,000                   5.375% due 2/15/31........................................         757,149
                            U.S. Treasury Notes:
  9,760,000                   5.875% due 11/15/05.......................................      10,022,690
 21,350,000                   3.500% due 11/15/06.......................................      21,536,834
  2,600,000                   2.750% due 8/15/07........................................       2,572,274
  1,920,000                   3.375% due 11/15/08.......................................       1,915,427
  4,550,000                   4.750% due 11/15/08.......................................       4,767,017
  1,000,000                   3.500% due 11/15/09.......................................         995,626
  4,400,000                   5.750% due 8/15/10........................................       4,845,676
                            Fannie Mae:
  2,400,000                   Benchmark Notes, 1.750% due 6/16/06.......................       2,354,268
  2,600,000                   Notes, 2.000% due 2/9/07 (a)..............................       2,588,791
  1,200,000                 Freddie Mac, Medium-Term Notes, 2.900% due 2/27/19 (a)......       1,191,527
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                            (Cost -- $55,311,785).......................................      54,596,576
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT       RATING(B)
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 54.2%
--------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.6%
  1,100,000     BBB         Northrop Grumman Corp., Notes, 4.079% due 11/16/06..........       1,111,612
--------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.3%
  1,300,000     BBB         DaimlerChrysler North America Holding Corp., Notes, 7.300%
                              due 1/15/12...............................................       1,477,888
  1,000,000     BBB-        Lear Corp., Notes, Series B, 7.960% due 5/15/05.............       1,016,060
--------------------------------------------------------------------------------------------------------
                                                                                               2,493,948
--------------------------------------------------------------------------------------------------------
BANKING -- 7.9%
  1,720,000     AA-         ABN AMRO Bank N.V., Sr. Notes, 2.334% due 5/11/07 (a).......       1,721,656
  1,000,000     A+          Bank of America Corp., Sr. Notes, 5.375% due 6/15/14........       1,045,507
  1,170,000     BBB         Capital One Bank, Notes, 5.000% due 6/15/09.................       1,205,952
                            Credit Suisse First Boston (USA), Inc., Notes:
    600,000     A+            6.125% due 11/15/11.......................................         655,207
  1,400,000     A+            4.875% due 1/15/15........................................       1,385,364
    700,000     A+          HSBC Bank (USA), Sub. Notes, 5.875% due 11/1/34.............         711,323
    700,000     A           Huntington National Bank, Sr. Notes, 4.650% due 6/30/09.....         714,085
  1,700,000     A           JPMorgan Chase & Co., Sub. Notes, 5.25% due 5/1/15..........       1,722,670
    300,000     AA          Rabobank Capital Funding Trust III, Sub. Bonds, 5.254% due
                              12/31/16 (c)..............................................         299,019
  1,200,000     A+          Royal Bank of Scotland PLC, Bonds, 5.050% due 1/8/15........       1,215,251
                            US Bank NA:
  1,800,000     AA-           Notes, 2.870% due 2/1/07..................................       1,785,308
  1,000,000     A+            Sub. Notes, 4.950% due 10/30/14...........................       1,005,582
    500,000     A           Wachovia Bank NA, Sub. Notes, 4.800% due 11/1/14............         497,829
    900,000     A-          Washington Mutual Bank, Sub. Notes, 5.650% due 8/15/14......         932,673
--------------------------------------------------------------------------------------------------------
                                                                                              14,897,426
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(B)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
BROKERAGE -- 3.8%
$   600,000     BBB-        Glencore Funding LLC, Notes, 6.000% due 4/15/14 (c).........    $    581,501
  2,100,000     A+          The Goldman Sachs Group, Inc., Notes, 5.250% due 10/15/13...       2,152,271
  1,300,000     A           Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
                              4.800% due 3/13/14........................................       1,284,629
                            Merrill Lynch & Co., Inc., Notes, Series C:
  1,400,000     A+            4.125% due 9/10/09........................................       1,400,519
    700,000     A+            5.000% due 1/15/15........................................         698,618
  1,000,000     A+          Morgan Stanley, Notes, 6.600% due 4/1/12....................       1,116,941
--------------------------------------------------------------------------------------------------------
                                                                                               7,234,479
--------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 1.0%
  1,800,000     BBB         Tyco International Group SA, Notes, 6.125% due 11/1/08......       1,940,974
--------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 0.4%
    800,000     BBB-        MDC Holdings, Inc., Notes, 5.500% due 5/15/13...............         813,605
--------------------------------------------------------------------------------------------------------
DISTRIBUTORS -- 0.4%
    700,000     A+          Southern California Gas Co., First Mortgage Bonds, Series
                              II,
                              4.375% due 1/15/11........................................         703,048
--------------------------------------------------------------------------------------------------------
ENERGY -- 6.5%
    700,000     BBB+        Anadarko Finance Co., Notes, Series B, 6.750% due 5/1/11....         789,380
    300,000     BBB+        Consolidated Natural Gas Co., Sr. Notes, 5.000% due
                              12/1/14...................................................         300,870
    400,000     A-          Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07.........         389,742
    700,000     BBB+        Dominion Resources, Inc., Sr. Notes, Series F, 5.250% due
                              8/1/33....................................................         702,677
    700,000     BBB-        Duke Capital LLC, Sr. Notes, 4.331% due 11/16/06............         709,098
    870,000     BBB         Duke Energy Field Services LLC, Notes, 7.500% due 8/16/05...         893,121
  2,400,000     AAA         General Electric Co., Notes, 5.000% due 2/1/13..............       2,466,386
    300,000     BBB+        Kinder Morgan Energy Partners L.P., Notes, 5.125% due
                              11/15/14..................................................         299,978
  3,600,000     B+          Transcontinental Gas Pipe Line Corp., Notes, 6.125% due
                              1/15/05...................................................       3,600,000
  2,200,000     BBB-        Xcel Energy Inc., Sr. Notes, 3.400% due 7/1/08..............       2,158,666
--------------------------------------------------------------------------------------------------------
                                                                                              12,309,918
--------------------------------------------------------------------------------------------------------
FINANCE CAPTIVE -- 2.8%
  1,000,000     BBB         Devon Financing Corp., ULC, Notes, 6.875% due 9/30/11.......       1,134,106
                            Ford Motor Credit Co.:
                              Global Landmark Securities(TM):
  1,900,000     BBB-            6.875% due 2/1/06.......................................       1,957,885
    400,000     BBB-            7.450% due 7/16/31......................................         403,458
    200,000     BBB-          Notes, 5.700% due 1/15/10.................................         202,039
                            General Motors Acceptance Corp., Notes:
  1,200,000     BBB-          7.250% due 3/2/11.........................................       1,257,910
    300,000     BBB-          6.875% due 9/15/11........................................         307,847
--------------------------------------------------------------------------------------------------------
                                                                                               5,263,245
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(B)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
FINANCE NON-CAPTIVE -- 3.6%
$ 1,000,000     AAA         AIG Sunamerica Global Financing VII, Sr. Notes, 5.850% due
                              8/1/08 (c)................................................    $  1,066,138
  1,700,000     A+          American General Finance, Medium-Term Notes, Series I,
                              3.875% due 10/1/09........................................       1,674,616
  1,130,000     A           Countrywide Home Loans, Inc., Medium-Term Notes, Series L,
                              4.000% due 3/22/11........................................       1,100,147
  2,590,000     A           Household Finance Corp., Notes, 6.375% due 11/27/12.........       2,866,133
--------------------------------------------------------------------------------------------------------
                                                                                               6,707,034
--------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.2%
    700,000     A+          Bottling Group LLC, Notes, 4.625% due 11/15/12..............         712,094
  1,400,000     BBB         Safeway Inc., Notes, 6.500% due 3/1/11......................       1,535,215
--------------------------------------------------------------------------------------------------------
                                                                                               2,247,309
--------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.4%
    700,000     BBB+        Anthem Inc., Bonds, 6.800% due 8/1/12.......................         793,645
--------------------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
  1,700,000     AAA         MassMutual Global Funding II, Notes, 2.550% due 7/15/08
                              (c).......................................................       1,632,830
  1,900,000     AA+         New York Life Global Funding, Medium-Term Notes,
                              5.375% due 9/15/13 (c)....................................       1,980,421
--------------------------------------------------------------------------------------------------------
                                                                                               3,613,251
--------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.5%
  1,000,000     BBB-        Computer Associates Inc., Sr. Notes, 4.750% due 12/1/09
                              (c).......................................................       1,008,410
--------------------------------------------------------------------------------------------------------
MEDIA -- 6.1%
    400,000     BBB-        Clear Channel Communications, Inc., Sr. Notes, 4.400% due
                              5/15/11...................................................         388,905
    900,000     BBB         Comcast Cable Communications, Inc., Exchange Notes, 8.500%
                              due 5/1/27................................................       1,197,907
  3,700,000     BB+         Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (c).........       4,170,807
  2,000,000     BBB-        Liberty Media Corp., Sr. Notes, 3.380% due 9/17/06 (a)......       2,025,020
  3,600,000     BBB+        Time Warner Inc., Notes, 6.150% due 5/1/07..................       3,810,708
--------------------------------------------------------------------------------------------------------
                                                                                              11,593,347
--------------------------------------------------------------------------------------------------------
METALS -- 0.4%
    600,000     BBB-        Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............         732,491
--------------------------------------------------------------------------------------------------------
PAPER PRODUCTS -- 0.4%
    700,000     BBB         International Paper Co., Notes, 5.300% due 4/1/15...........         709,604
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
  2,200,000     A           Wyeth, Notes, 5.500% due 2/1/14.............................       2,280,148
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
    500,000     BBB         HRPT Properties Trust, Sr. Notes, 6.250% due 8/15/16........         528,492
    460,000     BBB-        iStar Financial Inc., Sr. Notes, 6.000% due 12/15/10........         485,826
    200,000     A-          Kimco Realty Corp., Notes, 2.360% due 8/1/06 (a)............         200,056
    250,000     BBB-        Nationwide Health Properties, Inc., Medium-Term Notes,
                              Series C,
                              6.900% due 10/1/37........................................         270,395
  5,000,000     BBB         Post Apartment Homes, L.P., MOPPRS(SM), 6.850% due
                              3/16/15...................................................       5,024,585
--------------------------------------------------------------------------------------------------------
                                                                                               6,509,354
--------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.8%
  1,300,000     BBB         Fred Meyer, Inc., Notes, 7.450% due 3/1/08..................       1,434,311
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(B)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%
$   400,000     A           Bellsouth Corp., Notes, 4.750% due 11/15/12.................    $    403,111
  2,000,000     BBB+        Deutsche Telekom International Finance B.V., Bonds, 7.750%
                              due 6/15/05...............................................       2,046,834
    700,000     A           SBC Communications, Notes, 5.100% due 9/15/14...............         707,848
  1,350,000     BBB-        Sprint Capital Corp., Notes, 6.125% due 11/15/08............       1,449,018
                            Telecom Italia Capital SA, Global Notes:
    300,000     BBB+          4.000% due 1/15/10 (c)....................................         294,477
  2,700,000     BBB+          5.250% due 11/15/13 (c)...................................       2,733,785
    600,000     A+          Verizon New York, Inc., Debentures, Series A, 6.875% due
                              4/1/12....................................................         674,460
--------------------------------------------------------------------------------------------------------
                                                                                               8,309,533
--------------------------------------------------------------------------------------------------------
TOBACCO -- 0.9%
  1,700,000     BBB         Altria Group, Inc., Notes, 5.625% due 11/4/08...............       1,768,292
--------------------------------------------------------------------------------------------------------
UTILITIES -- 4.3%
  2,800,000     BBB         Pepco Holdings, Inc., Notes, 5.500% due 8/15/07.............       2,913,532
    750,000     BB-         PSEG Energy Holdings Inc., Sr. Notes, 8.625% due 2/15/08....         826,875
  1,800,000     BBB+        SCANA Corp., Sr. Notes, 2.740% due 11/15/06 (a).............       1,804,950
  1,700,000     AA-         SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (c).........       1,728,072
    800,000     BBB-        TransAlta Corp., Notes, 5.750% due 12/15/13.................         825,237
--------------------------------------------------------------------------------------------------------
                                                                                               8,098,666
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $100,263,861)......     102,573,650
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.4%
  1,031,836     AAA         California Infrastructure PG&E-1, Series 1997-1, Class A7,
                              6.420% due 9/25/08........................................       1,063,571
  1,000,000     AAA         Chase Funding Trust, Series 2002-2, Class 1A5, 5.833% due
                              4/25/32...................................................       1,040,813
  1,352,894     AAA         DaimlerChrysler Auto Trust, Series 2001-C, Class A4, 4.630%
                              due 12/6/06...............................................       1,360,327
  1,700,000     AAA         Discover Card Master Trust I, Series 1996-3, Class A, 6.050%
                              due 8/18/08...............................................       1,754,733
  2,200,000     AAA         Ford Credit Auto Owner Trust, Series 2002-B, Class A4,
                              4.750% due 8/15/06........................................       2,218,394
    795,269     AAA         Toyota Auto Receivables Owner Trust, Series 2002-C, Class
                              A3,
                              2.650% due 11/15/06.......................................         795,241
--------------------------------------------------------------------------------------------------------
                            TOTAL ASSET-BACKED SECURITIES (Cost -- $8,553,246)..........       8,233,079
--------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
  2,800,000     AAA         Banc of America Commercial Mortgage Inc., Series 2004-6,
                              Class AJ, 4.870% due 12/10/42.............................       2,792,453
  1,500,000     AAA         Credit Suisse First Boston Mortgage Securities Corp., Series
                              2003-C5, Class A4, 4.900% due 12/15/36....................       1,515,701
  3,000,000     AAA         JPMorgan Chase Commercial Mortgage Securities Corp., Series
                              2004-C3, Class AJ, 4.922% due 1/15/42.....................       2,995,890
                            LB-UBS Commercial Mortgage Trust:
  1,090,000     AAA           Series 2002-C4, Class A5, 4.853% due 9/15/31..............       1,111,124
  2,000,000     AAA           Series 2003-C3, Class A2, 3.086% due 5/15/27..............       1,950,799
  1,450,000     AAA         Wachovia Bank Commercial Mortgage Trust, Series, 2003-C6,
                              Class A3, 4.957% due 8/15/35..............................       1,491,861
--------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost -- $11,863,061)                                             11,857,828
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
$10,862,000                 State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                              1/3/05; Proceeds at maturity -- $10,863,267; (Fully
                              collateralized by U.S. Treasury Bond, 11.250% due 2/15/15;
                              Market value -- $11,084,865) (Cost -- $10,862,000)........    $ 10,862,000
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 99.4% (Cost -- $186,853,953*)..........     188,123,133
                            Other Assets in Excess of Liabilities -- 0.6%...............       1,191,854
--------------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%..................................    $189,314,987
--------------------------------------------------------------------------------------------------------

(a) Variable rate security.
(b) All ratings are by Standard & Poor's Ratings Service.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.

 * Aggregate cost for federal income tax purposes is $188,418,237.

  Abbreviation used in this schedule:

   MOPPRS(SM) -- MandatOry Par Put Remarketed Securities(SM) and MOPPRS(SM) are
                 service marks owned by Merrill Lynch & Co., Inc.

See page 71 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
FINLAND -- 4.6%
    377,200    Nokia Oyj...................................................    $  5,933,355
    154,900    Stora Enso Oyj, Series R Shares (a).........................       2,363,186
-------------------------------------------------------------------------------------------
                                                                                  8,296,541
-------------------------------------------------------------------------------------------
FRANCE -- 11.7%
     55,000    Carrefour S.A. (a)..........................................       2,608,851
    113,300    Credit Agricole S.A. (a)....................................       3,404,908
     27,000    Lagardere S.C.A. (a)........................................       1,940,800
     55,185    Sanofi-Aventis (a)..........................................       4,392,592
     12,800    Schneider Electric S.A. ....................................         887,161
     23,251    Total S.A. (a)..............................................       5,058,014
     91,400    Vivendi Universal S.A. (b)..................................       2,906,375
-------------------------------------------------------------------------------------------
                                                                                 21,198,701
-------------------------------------------------------------------------------------------
GERMANY -- 11.5%
    235,000    Deutsche Telekom AG (a)(b)..................................       5,296,690
     45,300    E.ON AG (a).................................................       4,112,295
      1,440    Porsche AG, Preferred Shares (a)............................         915,210
     53,200    Schering AG.................................................       3,961,647
     37,900    Siemens AG (a)..............................................       3,200,421
     75,600    Volkswagen AG...............................................       3,413,030
-------------------------------------------------------------------------------------------
                                                                                 20,899,293
-------------------------------------------------------------------------------------------
IRELAND -- 2.9%
    193,400    Bank of Ireland.............................................       3,186,174
     76,042    CRH PLC.....................................................       2,027,579
-------------------------------------------------------------------------------------------
                                                                                  5,213,753
-------------------------------------------------------------------------------------------
ITALY -- 4.1%
    196,900    Enel S.p.A..................................................       1,927,110
    173,650    Eni S.p.A. (a)..............................................       4,329,990
    414,000    Terna S.p.A. (b)............................................       1,182,511
-------------------------------------------------------------------------------------------
                                                                                  7,439,611
-------------------------------------------------------------------------------------------
JAPAN -- 19.1%
     20,650    ACOM CO., LTD. .............................................       1,541,765
      8,100    AIFUL CORP. ................................................         888,611
        309    East Japan Railway Co. .....................................       1,714,494
     43,700    FANUC LTD. .................................................       2,850,093
    359,000    FUJITSU LTD. (a)............................................       2,330,897
    214,000    Mitsubishi Estate Co., Ltd. ................................       2,499,757
     53,300    MURATA MANUFACTURING CO., LTD. .............................       2,972,929
     26,700    NEC Electronics Corp. (a)...................................       1,299,523
    317,000    NISSAN MOTOR CO., LTD. (a)..................................       3,437,535
    263,000    Nomura Holdings, Inc. ......................................       3,824,803
      1,173    NTT DoCoMo, Inc. (a)........................................       2,158,055
     67,000    Shin-Etsu Chemical Co., Ltd. ...............................       2,739,219
    253,000    The Sumitomo Trust and Banking Co., Ltd. ...................       1,824,910

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
JAPAN -- 19.1% (CONTINUED)
     34,900    Takeda Pharmaceutical Co., Ltd. ............................    $  1,752,984
    683,000    TOKYO GAS CO., LTD. (a).....................................       2,792,368
-------------------------------------------------------------------------------------------
                                                                                 34,627,943
-------------------------------------------------------------------------------------------
THE NETHERLANDS -- 6.3%
     50,457    Heineken NV (a).............................................       1,675,489
    117,572    Koninklijke (Royal) Philips Electronics N.V. ...............       3,105,158
    116,500    Royal Dutch Petroleum Co. (a)...............................       6,678,852
-------------------------------------------------------------------------------------------
                                                                                 11,459,499
-------------------------------------------------------------------------------------------
NORWAY -- 1.8%
    123,000    DNB NOR ASA.................................................       1,208,202
    129,500    Statoil ASA.................................................       2,022,506
-------------------------------------------------------------------------------------------
                                                                                  3,230,708
-------------------------------------------------------------------------------------------
SINGAPORE -- 1.2%
    252,800    Oversea-Chinese Banking Corp., Ltd. ........................       2,090,664
-------------------------------------------------------------------------------------------
SWITZERLAND -- 6.8%
     56,200    Compagnie Financiere Richemont AG, Class A Shares...........       1,864,303
    111,030    Credit Suisse Group (b).....................................       4,651,388
      9,900    Nestle S.A. ................................................       2,581,288
     45,600    Swiss Reinsurance Co. ......................................       3,241,157
-------------------------------------------------------------------------------------------
                                                                                 12,338,136
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.1%
    378,800    Barclays PLC................................................       4,252,739
    260,800    BP PLC......................................................       2,538,238
    197,696    Cadbury Schweppes PLC.......................................       1,836,964
    274,974    Diageo PLC..................................................       3,914,187
     72,100    EMAP PLC....................................................       1,126,472
    240,800    GlaxoSmithKline PLC.........................................       5,637,529
    323,107    HSBC Holdings PLC...........................................       5,441,221
     93,220    Imperial Tobacco Group PLC..................................       2,548,556
    148,260    Kesa Electricals PLC........................................         802,423
    241,700    Marks & Spencer Group PLC...................................       1,588,298
    340,200    Prudential PLC..............................................       2,952,525
    640,500    Rentokil Initial PLC........................................       1,813,041
     61,700    Rio Tinto PLC...............................................       1,812,126
    156,400    Royal Bank of Scotland Group PLC............................       5,249,670
    383,500    Unilever PLC................................................       3,758,133
  2,053,800    Vodafone Group PLC..........................................       5,557,862
-------------------------------------------------------------------------------------------
                                                                                 50,829,984
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $147,714,557)...................     177,624,833
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$ 4,184,000    State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                 1/3/05; Proceeds at maturity -- $4,184,488; (Fully
                 collateralized by U.S. Treasury Bond, 8.125% due 8/15/21;
                 Market value -- $4,268,559) (Cost -- $4,184,000)..........    $  4,184,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.4% (Cost -- $151,898,557*).........     181,808,833
               Liabilities in Excess of Other Assets -- (0.4)%.............        (634,659)
-------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%..................................    $181,174,174
-------------------------------------------------------------------------------------------
                                          SHARES
-------------------------------------------------------------------------------------------
LOANED SECURITIES COLLATERAL
 44,468,432    State Street Navigator Securities Lending Trust Prime
                 Portfolio (Cost -- $44,468,432)...........................    $ 44,468,432
-------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Notes 1 and 3).
(b) Non-income producing security.
 *  Aggregate cost for federal income tax purposes is $153,239,749.

SUMMARY OF INVESTMENTS BY SECTOR**

-----------------------------------------------------------------------
Financials..................................................     25.4%
Consumer Discretionary......................................     11.6
Energy......................................................     11.4
Consumer Staples............................................     10.4
Healthcare..................................................      8.7
Telecommunication Services..................................      7.2
Information Technology......................................      6.8
Industrials.................................................      5.8
Utilities...................................................      5.5
Other.......................................................      7.2
-----------------------------------------------------------------------
                                                                100.0%
-----------------------------------------------------------------------

** As a percentage of total investments. Please note that Fund holdings are as of December 31, 2004 and are subject to change.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 0.2%
CHEMICALS -- 0.2%
      13,730   Nalco Holding Co. (a).......................................  $    268,010
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.1%
HOTELS RESTAURANTS & LEISURE -- 4.3%
      40,890   Carnival Corp. .............................................     2,356,491
      12,160   The Cheesecake Factory Inc. (a).............................       394,835
       5,920   Four Seasons Hotels, Inc. ..................................       484,197
      19,070   International Game Technology...............................       655,627
      40,180   Royal Caribbean Cruises Ltd. ...............................     2,187,399
       6,900   Starbucks Corp. (a).........................................       430,284
      17,770   WMS Industries Inc. (a).....................................       596,006
-----------------------------------------------------------------------------------------
                                                                                7,104,839
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.8%
      13,160   Harman International Industries, Inc. ......................     1,671,320
      10,800   Nintendo Co., Ltd. .........................................     1,353,022
-----------------------------------------------------------------------------------------
                                                                                3,024,342
-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 2.0%
      28,840   eBay Inc. (a)...............................................     3,353,515
-----------------------------------------------------------------------------------------
MEDIA -- 7.5%
      44,230   Citadel Broadcasting Co. (a)................................       715,641
      10,280   DreamWorks Animation SKG, Inc. (a)..........................       385,603
      54,640   EchoStar Communications Corp., Class A Shares (a)...........     1,816,234
      46,790   Getty Images, Inc. (a)......................................     3,221,492
      21,990   Grupo Televisa, SA, Sponsored ADR...........................     1,330,395
      49,480   News Corp., Class A Shares..................................       923,297
      21,200   Playboy Enterprises, Inc., Class B Shares (a)...............       260,548
      40,730   Publishing & Broadcasting Ltd. .............................       556,071
      35,910   Telewest Global, Inc. (a)...................................       631,298
      40,490   The Walt Disney Co. ........................................     1,125,622
      50,080   Westwood One, Inc. (a)......................................     1,348,654
-----------------------------------------------------------------------------------------
                                                                               12,314,855
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.8%
      38,010   Family Dollar Stores, Inc. .................................     1,187,052
      33,490   Target Corp. ...............................................     1,739,136
-----------------------------------------------------------------------------------------
                                                                                2,926,188
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.6%
      34,240   The Home Depot, Inc. .......................................     1,463,418
      37,690   Tiffany & Co. ..............................................     1,204,949
-----------------------------------------------------------------------------------------
                                                                                2,668,367
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 1.1%
       9,480   Coach, Inc. (a).............................................  $    534,672
      14,570   Nike, Inc., Class B Shares..................................     1,321,353
-----------------------------------------------------------------------------------------
                                                                                1,856,025
-----------------------------------------------------------------------------------------
               TOTAL CONSUMER DISCRETIONARY................................    33,248,131
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.7%
BEVERAGES -- 1.2%
      15,820   Anheuser-Busch Cos., Inc. ..................................       802,549
      23,910   PepsiCo, Inc. ..............................................     1,248,102
-----------------------------------------------------------------------------------------
                                                                                2,050,651
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 1.5%
      26,000   CVS Corp. ..................................................     1,171,820
      35,790   Walgreen Co. ...............................................     1,373,262
-----------------------------------------------------------------------------------------
                                                                                2,545,082
-----------------------------------------------------------------------------------------
               TOTAL CONSUMER STAPLES......................................     4,595,733
-----------------------------------------------------------------------------------------
ENERGY -- 2.3%
ENERGY EQUIPMENT & SERVICES -- 2.3%
      28,810   BJ Services Co. ............................................     1,340,817
      41,710   GlobalSantaFe Corp. ........................................     1,381,018
      18,840   Smith International, Inc. (a)...............................     1,025,084
-----------------------------------------------------------------------------------------
               TOTAL ENERGY................................................     3,746,919
-----------------------------------------------------------------------------------------
FINANCIALS -- 4.9%
BANKS -- 0.5%
      18,030   Investors Financial Services Corp. .........................       901,139
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.4%
      37,650   American Express Co. .......................................     2,122,331
      57,350   Ameritrade Holding Corp. (a)................................       815,517
       8,020   The Goldman Sachs Group, Inc. ..............................       834,401
      35,910   Legg Mason, Inc. ...........................................     2,630,767
       9,610   Lehman Brothers Holdings Inc. ..............................       840,683
-----------------------------------------------------------------------------------------
                                                                                7,243,699
-----------------------------------------------------------------------------------------
               TOTAL FINANCIALS............................................     8,144,838
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE -- 23.3%
BIOTECHNOLOGY -- 6.2%
      19,610   Amgen Inc. (a)..............................................  $  1,257,982
      26,040   Celgene Corp. (a)...........................................       690,841
      23,570   Gen-Probe Inc. (a)..........................................     1,065,600
      45,690   Genzyme Corp. (a)...........................................     2,653,218
      37,040   Gilead Sciences, Inc. (a)...................................     1,296,030
      29,450   ImClone Systems Inc. (a)....................................     1,357,056
      45,700   MedImmune, Inc. (a).........................................     1,238,927
      15,170   Neurocrine Biosciences, Inc. (a)............................       747,881
-----------------------------------------------------------------------------------------
                                                                               10,307,535
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 9.5%
      38,010   Baxter International, Inc. .................................     1,312,865
      10,980   C.R. Bard, Inc. ............................................       702,500
     154,950   Cytyc Corp. (a).............................................     4,271,972
      14,610   DENTSPLY International Inc. ................................       821,082
      40,923   Fisher Scientific International Inc. (a)....................     2,552,777
      23,260   Guidant Corp. ..............................................     1,677,046
      47,620   Medtronic, Inc. ............................................     2,365,285
      33,810   Millipore Corp. (a).........................................     1,684,076
       3,700   Synthes, Inc. (a)...........................................       413,453
-----------------------------------------------------------------------------------------
                                                                               15,801,056
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.3%
      21,090   Community Health Systems Inc. (a)...........................       587,989
      37,640   HCA Inc. ...................................................     1,504,094
-----------------------------------------------------------------------------------------
                                                                                2,092,083
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.3%
      23,650   Allergan, Inc. .............................................     1,917,306
      21,510   Endo Pharmaceuticals Holdings Inc. (a)......................       452,140
      24,440   Johnson & Johnson...........................................     1,549,985
      64,680   Medicis Pharmaceutical Corp., Class A Shares................     2,270,915
      24,460   Novartis AG.................................................     1,228,359
      14,190   Roche Holding AG............................................     1,627,933
      10,440   Watson Pharmaceuticals, Inc. (a)............................       342,536
      24,710   Wyeth.......................................................     1,052,399
-----------------------------------------------------------------------------------------
                                                                               10,441,573
-----------------------------------------------------------------------------------------
               TOTAL HEALTHCARE............................................    38,642,247
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 9.2%
AIR FREIGHT & COURIERS -- 0.4%
      11,840   Expeditors International of Washington, Inc. ...............       661,619
-----------------------------------------------------------------------------------------
AIRLINES -- 0.4%
      31,150   JetBlue Airways Corp. (a)...................................       723,303
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 6.5%
      36,260   Alliance Data Systems Corp. (a).............................  $  1,721,625
      14,090   Apollo Group, Inc., Class A Shares (a)......................     1,137,204
      41,090   Career Education Corp. (a)..................................     1,643,600
      40,010   Ceridian Corp. (a)..........................................       731,383
      10,880   The Corporate Executive Board Co. ..........................       728,307
      44,450   DST Systems, Inc. (a).......................................     2,316,734
         484   Employee Solutions, Inc. (a)................................             0
      10,240   Hewitt Associates, Inc. (a).................................       327,782
      15,530   Manpower Inc. ..............................................       750,099
      21,280   Paychex, Inc. ..............................................       725,222
       5,480   Strayer Education, Inc. ....................................       601,649
-----------------------------------------------------------------------------------------
                                                                               10,683,605
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
      38,040   Tyco International Ltd. ....................................     1,359,550
-----------------------------------------------------------------------------------------
MACHINERY -- 1.1%
       2,930   Caterpillar Inc. ...........................................       285,704
      15,720   Illinois Tool Works Inc. ...................................     1,456,930
-----------------------------------------------------------------------------------------
                                                                                1,742,634
-----------------------------------------------------------------------------------------
               TOTAL INDUSTRIALS...........................................    15,170,711
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 27.2%
COMMUNICATIONS EQUIPMENT -- 3.6%
      15,530   AudioCodes Ltd. (a).........................................       257,953
     102,378   Cisco Systems, Inc. (a).....................................     1,975,895
      74,180   Comverse Technology, Inc. (a)...............................     1,813,701
      13,920   Harris Corp. ...............................................       860,117
      41,011   Juniper Networks, Inc. (a)..................................     1,115,089
-----------------------------------------------------------------------------------------
                                                                                6,022,755
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.7%
      10,650   Apple Computer, Inc. (a)....................................       685,860
      84,670   Dell Inc. (a)...............................................     3,567,994
      63,340   EMC Corp. (a)...............................................       941,866
      10,480   Lexmark International, Inc., Class A Shares (a).............       890,800
-----------------------------------------------------------------------------------------
                                                                                6,086,520
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.5%
      26,230   Symbol Technologies, Inc. ..................................       453,779
      44,620   Waters Corp. (a)............................................     2,087,770
-----------------------------------------------------------------------------------------
                                                                                2,541,549
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 5.0%
      35,190   Akamai Technologies, Inc. (a)...............................  $    458,526
      40,340   Check Point Software Technologies (a).......................       993,574
      11,860   Google Inc., Class A Shares (a).............................     2,290,166
      25,710   IAC/InterActiveCorp. (a)....................................       710,110
      18,100   Softbank Corp. .............................................       879,188
      78,150   Yahoo! Inc. (a).............................................     2,944,692
-----------------------------------------------------------------------------------------
                                                                                8,276,256
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.7%
      29,630   Analog Devices, Inc. .......................................     1,093,940
      13,840   Integrated Circuit Systems, Inc. (a)........................       289,533
      27,590   Marvell Technology Group Ltd. (a)...........................       978,617
      56,740   PMC-Sierra, Inc. (a)........................................       638,325
       5,180   Samsung Electronics Co., Ltd. ..............................     1,134,420
      30,060   Silicon Laboratories Inc. (a)...............................     1,061,419
      32,140   Xilinx, Inc. ...............................................       952,951
-----------------------------------------------------------------------------------------
                                                                                6,149,205
-----------------------------------------------------------------------------------------
SOFTWARE -- 9.7%
      29,850   Activision, Inc. (a)........................................       602,373
      98,800   Amdocs Ltd. (a).............................................     2,593,500
      10,120   Business Objects S.A., Sponsored ADR (a)....................       256,441
      36,290   Citrix Systems, Inc. (a)....................................       890,194
         784   Computer Associates International, Inc. ....................        24,351
      39,390   Electronic Arts Inc. (a)....................................     2,429,575
      19,600   Macromedia, Inc. (a)........................................       609,952
      47,360   Mercury Interactive Corp. (a)...............................     2,157,248
      16,930   National Instruments Corp. .................................       461,342
     161,860   Oracle Corp. (a)............................................     2,220,719
      32,040   Red Hat, Inc. (a)...........................................       427,734
      39,340   Symantec Corp. (a)..........................................     1,013,398
      81,740   VERITAS Software Corp. (a)..................................     2,333,677
-----------------------------------------------------------------------------------------
                                                                               16,020,504
-----------------------------------------------------------------------------------------
               TOTAL INFORMATION TECHNOLOGY................................    45,096,789
-----------------------------------------------------------------------------------------
MATERIALS -- 0.6%
METALS & MINING -- 0.6%
       7,400   Aber Diamond Corp. (a)......................................       261,100
      23,230   Companhia Vale do Rio Doce, ADR.............................       673,902
-----------------------------------------------------------------------------------------
               TOTAL MATERIALS.............................................       935,002
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 9.0%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%
      32,987   NTL Inc. (a)................................................     2,406,732
      53,900   Sprint Corp. ...............................................     1,339,415
-----------------------------------------------------------------------------------------
                                                                                3,746,147
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         MFS EMERGING GROWTH PORTFOLIO

   SHARES                                SECURITY                               VALUE
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 6.7%
      39,960   America Movil S.A. de C.V., ADR, Series L Shares............  $  2,091,906
     190,410   American Tower Corp., Class A Shares (a)....................     3,503,544
      61,290   Crown Castle International Corp. (a)........................     1,019,866
      43,220   SpectraSite, Inc. (a).......................................     2,502,438
      72,813   Vodafone Group PLC, Sponsored ADR...........................     1,993,620
-----------------------------------------------------------------------------------------
                                                                               11,111,374
-----------------------------------------------------------------------------------------
               TOTAL TELECOMMUNICATION SERVICES............................    14,857,521
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $131,038,785)...................   164,705,901
-----------------------------------------------------------------------------------------
   WARRANTS
-----------------------------------------------------------------------------------------
WARRANTS (A) -- 0.0%
COMMUNICATIONS -- 0.0%
TELECOMMUNICATIONS -- 0.0%
         174   Lucent Technologies Inc. Expire 12/10/07 (Cost -- $0).......           275
-----------------------------------------------------------------------------------------
    FACE
   AMOUNT
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.4%
$  3,950,000   Fannie Mae Discount Notes, zero coupon bond to yield 1.270%
               due 1/3/05
               (Cost -- $3,949,726)........................................     3,949,726
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 101.9% (Cost -- $134,988,511*).........   168,655,902
               Liabilities in Excess of Other Assets -- (1.9%).............   (3,211,272)
-----------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%..................................  $165,444,630
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for federal income tax purposes is $136,867,777.

  Abbreviation used in this schedule:

  ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.8%
----------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.0%
$  175,000   B            Alliant Techsystems, Inc., 8.500% due 5/15/11....................    $   192,500
   150,000   B            Argo-Tech Corp., Sr. Notes, 9.250% due 6/1/11....................        165,375
                          Hexcel Corp.:
    50,000   B              Sr. Secured Notes, 9.875% due 10/1/08..........................         55,750
   350,000   CCC+           Sr. Sub. Notes, 9.750% due 1/15/09.............................        365,750
    75,000   B-           K & F Acquisition, Inc., Sr. Sub. Notes, 7.750% due 11/15/14
                            (b)............................................................         77,813
   425,000   BB+          L-3 Communications Corp., Sr. Sub. Notes, 6.125% due 1/15/14.....        439,875
   150,000   B-           Standard Aero Holdings, Inc., Sr. Sub. Notes, 8.250% due 9/1/14
                            (b)............................................................        162,750
   225,000   B-           Transdigm, Inc., Sr. Sub. Notes, 8.375% due 7/15/11..............        242,437
----------------------------------------------------------------------------------------------------------
                                                                                                 1,702,250
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.8%
   200,000   CCC+         Accuride Corp., Sr. Sub. Notes, Series B, 9.250% due 2/1/08......        204,000
   250,000   CCC+         Advanced Accessory Systems LLC, Sr. Notes, 10.750% due 6/15/11...        238,750
   100,000   B            Affinia Group, Inc., 9.000% due 11/30/14 (b).....................        104,750
   250,000   B            Cooper Standard Auto, Notes, 8.375% due 12/15/14 (b).............        250,625
                          General Motors, Corp.:
   325,000   BBB-           Debentures, 8.375% due 7/15/33.................................        337,659
   275,000   BBB-           Sr. Notes, 7.125% due 7/15/13..................................        281,863
   100,000   BBB-         Lear Corp., Sr. Notes, Series B, 7.960% due 5/15/05..............        101,606
                          Stanadyne Corp.:
   125,000   B-             Sr. Discount Notes, step bond to yield 8.904% due 2/15/15
                            (b)............................................................         74,531
   250,000   B-             Sr. Sub. Notes, 10.000% due 8/15/14 (b)........................        271,250
   275,000   B+           Stoneridge, Inc., Sr. Notes, 11.500% due 5/1/12..................        321,062
   175,000   B-           Tenneco Automotive Inc., Sr. Sub. Notes, 8.625% due 11/15/14
                            (b)............................................................        182,875
   225,000   CCC+         Transportation Technologies Industries, Inc., Sr. Sub. Notes,
                            12.500% due 3/31/10 (b)........................................        232,313
   385,000   BB-          TRW Automotive, Inc., Sr. Sub. Notes, 11.000% due 2/15/13........        465,850
   225,000   B            United Components, Inc., Sr. Sub. Notes, 9.375% due 6/15/13......        245,250
----------------------------------------------------------------------------------------------------------
                                                                                                 3,312,384
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.1%
   275,000   B-           AMH Holdings Inc., Sr. Discount Notes, step bond to yield 10.957%
                            due 3/1/14.....................................................        199,375
   125,000   B-           Associated Materials, Inc., Sr. Sub. Notes, 9.750% due 4/15/12...        140,312
   200,000   B-           Collins & Aikman Floorcovering, Inc., Sr. Sub. Notes,
                            Series B, 9.750% due 2/15/10...................................        216,000
                          Goodman Global Holdings Co., Inc.:
   100,000   B-             Sr. Notes, 5.760% due 6/15/12 (b)(c)...........................        102,000
   200,000   B-             Sr. Sub. Notes, 7.875% due 12/15/12 (b)........................        199,000
   150,000   B-           Norcraft Cos LP/Norcraft Finance Corp., Sr. Sub. Notes,
                            9.000% due 11/1/11.............................................        162,750
   425,000   B-           Norcraft Holdings LP/Norcraft Capital Corp., Sr. Discount Notes,
                            step bond to yield 9.746% due 9/1/12...........................        320,875
   200,000   B-           Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12.....        204,000
   100,000   B-           THL BuildCo Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (b)..........        105,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.1% (CONTINUED)
$  200,000   B-           U.S. Concrete, Inc., Sr. Sub. Notes, 8.375% due 4/1/14...........    $   216,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,865,812
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 5.7%
   100,000   CCC+         Aventine Renewable Energy, Secured Notes, 8.50125% due 12/15/11
                            (b)(c).........................................................        101,500
   275,000   B-           BCP Caylux Holding Luxembourg SCA, Sr. Sub. Notes, 9.625% due
                            6/15/14 (b)....................................................        311,438
   250,000   B-           Borden U.S. Finance Corp./Nova Scotia Finance ULC, Secured Notes,
                            9.000% due 7/15/14 (b).........................................        278,750
   225,000   B-           Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due
                            8/15/11........................................................        254,250
                          Compass Minerals International, Inc.:
   275,000   B-             Sr. Discount Notes, Series B, step bond to yield 11.980% due
                            6/1/13.........................................................        224,125
   150,000   B-             Sr. Notes, step bond to yield 12.740% due 12/15/12.............        129,000
   500,000   B-           Crystal U.S. Holdings 3 LLC/Crystal U.S. Sub. 3 Corp., Sr.
                            Discount Notes,
                            step bond to yield 9.919% due 10/1/14 (b)......................        345,000
   250,000   B+           Equistar Chemical, LP/Equistar Funding Corp., Sr. Notes, 10.125%
                            due 9/1/08.....................................................        289,375
   125,000   BB+          FMC Corp., Secured Notes, 10.250% due 11/1/09....................        144,063
   150,000   B            Huntsman Advanced Materials LLC, Sr. Secured Notes, 11.000% due
                            7/15/10 (b)....................................................        179,250
   260,000   CCC+         Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09...        274,950
    27,000   BB           IMC Global, Inc., Sr. Notes, Series B, 10.875% due 6/1/08........         32,535
   225,000   B+           INVISTA, Notes, 9.250% due 5/1/12 (b)............................        252,000
   150,000   B            Koppers Inc., Sr. Notes, 9.875% due 10/15/13.....................        171,750
                          Lyondell Chemical Co.:
                            Sr. Secured Notes:
   275,000   B+               9.500% due 12/15/08..........................................        299,750
    50,000   B+               10.500% due 6/1/13...........................................         59,750
    75,000   B+               Series A, 9.625% due 5/1/07..................................         82,875
   105,000   B+               Series B, 9.875% due 5/1/07..................................        110,513
   250,000   B-             Sr. Sub. Notes, 10.875% due 5/1/09.............................        265,625
    27,616   B+           Millennium America Inc., Sr. Notes, 9.250% due 6/15/08...........         31,552
   175,000   B-           Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13...................        192,938
   216,000   B-           Nalco Finance Holdings, Inc., Sr. Notes, step bond to yield
                            9.711% due 2/1/14..............................................        160,920
   250,000   CCC+         Polypore Inc., Sr. Sub. Notes, 8.750% due 5/15/12................        262,500
    75,000   B-           Rockwood Specialties Group, Inc., Sub. Notes, 7.500% due 11/15/14
                            (b)............................................................         78,188
                          Union Carbide Chemicals & Plastics Co. Inc.:
    50,000   BBB-           Debentures, 7.875% due 4/1/23..................................         52,750
   200,000   BBB-           Sr. Notes, 8.750% due 8/1/22...................................        211,750
                          Union Carbide Corp., Debentures:
    75,000   BBB-           6.790% due 6/1/25..............................................         76,688
    50,000   BBB-           7.500% due 6/1/25..............................................         51,250
----------------------------------------------------------------------------------------------------------
                                                                                                 4,925,035
----------------------------------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 1.6%
   175,000   BB-          AGCO Corp., Sr. Notes, 9.500% due 5/1/08.........................        187,250
   400,000   BB-          Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (b).........        447,000
   150,000   NR           Clark Material Handling Co., Sr. Notes, Series D, 10.750% due
                            11/15/06 (d)(e)+...............................................              0
                          Columbus McKinnon Corp.:
    50,000   B-             Sr. Secured Notes, 10.000% due 8/1/10..........................         56,500
   275,000   CCC+           Sr. Sub. Notes, 8.500% due 4/1/08..............................        277,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 1.6% (CONTINUED)
$  300,000   BB-          NationsRent Co., Inc., Secured Notes, 9.500% due 10/15/10........    $   337,500
   125,000   BB-          United Rentals North America Inc., Sr. Notes, 6.500% due
                            2/15/12........................................................        122,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,428,500
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.8%
   225,000   B-           AAC Group Holding Corp., Sr. Discount Notes, step bond to yield
                            8.904% due 10/1/12 (b).........................................        152,437
    75,000   B-           American Achievement Corp., Sr. Sub. Notes, 8.250% due 4/1/12....         78,187
   200,000   CCC+         Ames True Temper, Inc., Sr. Sub. Notes, 10.000% due 7/15/12......        206,000
   150,000   B            Chattem, Inc., Sr. Sub. Notes, 7.000% due 3/1/14.................        155,250
   125,000   B+           Church & Dwight Co. Inc., Sr. Sub. Notes, 6.000% due 12/15/12
                            (b)............................................................        127,813
    50,000   NR           Diamond Brands Operating Corp., Sr. Sub. Notes, 10.125% due
                            4/15/08 (d)(e)+................................................          3,475
   200,000   B-           Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due
                            4/1/12.........................................................        169,000
   325,000   B-           Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12..................        362,375
   475,000   B-           Jostens Holding Corp., Sr. Discount Notes, step bond to yield
                            10.039% due 12/1/13............................................        339,625
   250,000   B-           Jostens IH Corp., 7.625% due 10/1/12 (b).........................        261,250
    50,000   BB           K2, Inc., Sr. Notes, 7.375% due 7/1/14 (b).......................         55,000
   200,000   CCC+         Leiner Health Products, Inc., Sr. Sub. Notes, 11.000% due
                            6/1/12.........................................................        219,500
   275,000   CCC+         Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11........        294,937
   250,000   B-           Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14...........        266,250
                          Simmons Bedding Co.:
   275,000   B-             Sr. Discount Notes, step bond to yield 11.323% due 12/15/14
                            (b)............................................................        169,125
   350,000   B-             Sr. Sub. Notes, 7.875% due 1/15/14.............................        364,000
   205,000   B            Tempur-Pedic, Inc./Tempur Production U.S.A. Inc., Sr. Sub. Notes,
                            10.250% due 8/15/10............................................        236,775
   150,000   CCC+         True Temper Sports, Inc., Sr. Sub. Notes, 8.375% due 9/15/11.....        140,250
   350,000   B-           United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due
                            4/1/09.........................................................        367,937
   150,000   B            WH Holdings Ltd./WH Capital Corp., Sr. Notes, 9.500% due
                            4/1/11.........................................................        165,750
----------------------------------------------------------------------------------------------------------
                                                                                                 4,134,936
----------------------------------------------------------------------------------------------------------
DIVERSIFIED -- 2.9%
 2,264,535   BB-          Targeted Return Index Sector, Trains HY-2004-1, Secured Notes,
                            8.2105% due 8/1/15 (b)(c)......................................      2,481,305
----------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.4%
   375,000   BBB          Tyco International Group S.A., Notes, 5.800% due 8/1/06..........        388,409
----------------------------------------------------------------------------------------------------------
ENERGY -- 1.1%
   225,000   B            Compton Petroleum Corp., Sr. Notes, 9.900% due 5/15/09...........        249,750
   125,000   B-           Inergy LP/Inergy Finance Corp., Sr. Notes, 6.875% due 12/15/14
                            (b)............................................................        126,250
    50,000   B-           Lone Star Technologies, Inc., Sr. Sub. Notes, Series B, 9.000%
                            due 6/1/11.....................................................         53,750
   150,000   BB-          Petroleum Helicopters, Inc., Sr. Notes, Series B, 9.375% due
                            5/1/09.........................................................        165,000
    75,000   B            Range Resources, Corp., Sr. Sub. Notes, 7.375% due 7/15/13.......         80,812
   250,000   B            Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12..............        281,250
----------------------------------------------------------------------------------------------------------
                                                                                                   956,812
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.4%
$  300,000   CCC+         AMC Entertainment, Inc., Sr. Sub. Notes, 9.875% due 2/1/12.......    $   328,500
   525,000   B-           Cinemark, Inc., Sr. Discount Notes, step bond to yield 9.474% due
                            3/15/14........................................................        399,000
   150,000   B-           Cinemark U.S.A. Inc., Sr. Sub. Notes, 9.000% due 2/1/13..........        171,937
   200,000   B+           Intrawest Corp., Sr. Notes, 7.500% due 10/15/13 (b)..............        213,750
   325,000   CCC+         LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/014 (b)....        353,438
   425,000   B-           Universal City Development Partners, Sr. Notes, 11.750% due
                            4/1/10.........................................................        504,156
                          Universal City Florida Holdings UCD, Sr. Notes:
    50,000   B-             8.375% due 5/1/10 (b)..........................................         52,125
    75,000   B-             Step bond to yield 10.234% due 5/1/10 (b)(c)...................         78,375
----------------------------------------------------------------------------------------------------------
                                                                                                 2,101,281
----------------------------------------------------------------------------------------------------------
ENVIRONMENTAL -- 1.4%
                          Allied Waste North America, Inc., Series B:
   175,000   BB-            9.250% due 9/1/12..............................................        190,313
   625,000   BB-            Sr. Notes, 7.625% due 1/1/06...................................        646,875
   200,000   B            Clean Harbors, Inc., Sr. Secured Notes, 11.250% due 7/15/12
                            (b)............................................................        225,000
   125,000   B            Synagro Technologies, Inc., Sr. Sub. Notes, 9.500% due 4/1/09....        136,875
----------------------------------------------------------------------------------------------------------
                                                                                                 1,199,063
----------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 6.0%
    63,000   B-           AgriLink Foods, Inc., Sr. Sub. Notes, 11.875% due 11/1/08........         65,914
   300,000   B-           American Seafood Group LLC, Sr. Sub. Notes, 10.125% due
                            4/15/10........................................................        322,500
   425,000   B-           ASG Consolidated LLC/ASG Finance Inc., Sr. Discount Notes,
                            step bond to yield 11.505% due 11/1/11 (b).....................        273,062
   150,000   B            B&G Foods, Inc., Sr. Notes, 8.000% due 10/1/11...................        160,500
   150,000   BB           Constellation Brands, Inc., Sr. Notes, Series B, 8.000% due
                            2/15/08........................................................        163,875
   200,000   B+           Cott Beverages, Inc., Sr. Sub. Notes, 8.000% due 12/15/11........        218,750
                          Del Monte Corp.:
   150,000   B              Series B, 9.250% due 5/15/11...................................        165,000
   400,000   B              Sr. Sub. Notes, 8.625% due 12/15/12............................        450,000
                          Dole Foods Co., Sr. Notes:
   275,000   B+             8.625% due 5/1/09..............................................        300,438
   275,000   B+             7.250% due 6/15/10.............................................        283,938
   175,000   CCC          Eagle Family Foods Holdings, Inc., Sr. Sub. Notes, Series B,
                            8.750% due 1/15/08.............................................        135,625
    98,000   B            Gold Kist, Inc., Sr. Notes, 10.250% due 3/15/14..................        115,150
   275,000   B-           Michael Foods, Inc., Sr. Sub. Notes, 8.000% due 11/15/13.........        291,500
   150,000   B-           National Beef Packing Co./NB Finance Corp., LLC, Sr. Notes,
                            10.500% due 8/1/11.............................................        158,250
   100,000   NR           Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due 7/15/07
                            (d)(e)+........................................................              0
   275,000   B-           Pierre Foods, Inc., Sr. Sub. Notes, 9.875% due 7/15/12 (b).......        286,000
                          Pilgrim's Pride Corp.:
   100,000   BB-            Sr. Notes, 9.625% due 9/15/11..................................        113,000
   175,000   B+             Sr. Sub. Notes, 9.250% due 11/15/13............................        196,875
                          Reddy Ice Group, Inc.:
   325,000   B-             Sr. Discount Notes, step bond to yield 11.013% due 11/1/12
                            (b)............................................................        225,875
   200,000   B-             Sr. Sub. Notes, 8.875% due 8/1/11..............................        217,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 6.0% (CONTINUED)
                          Smithfield Foods, Inc., Sr. Notes, Series B:
$  250,000   BB             8.000% due 10/15/09............................................    $   278,125
   200,000   BB             7.750% due 5/15/13.............................................        223,500
                          Swift & Co.:
   100,000   B+             Sr. Notes, 10.125% due 10/1/09.................................        112,000
   125,000   B              Sr. Sub. Notes, 12.500% due 1/1/10.............................        141,875
   300,000   B-           UAP Holding Corp., Sr. Discount Notes, step bond to yield
                            10.750% due 7/15/12 (b)........................................        237,000
    67,000   B            United Agricultural Products Inc., Sr. Notes, 8.250% due 12/15/11
                            (b)(c).........................................................         72,193
----------------------------------------------------------------------------------------------------------
                                                                                                 5,207,945
----------------------------------------------------------------------------------------------------------
GAMING -- 5.7%
                          Boyd Gaming Corp., Sr. Sub. Notes:
   100,000   B+             8.750% due 4/15/12.............................................        111,750
   175,000   B+             7.750% due 12/15/12............................................        191,844
                          Caesars Entertainment Inc., Sr. Sub. Notes:
   275,000   BB-            7.875% due 3/15/10.............................................        311,094
   300,000   BB-            8.125% due 5/15/11.............................................        348,000
   500,000   BB+          Harrah's Operating Co., Inc., Sr. Sub. Notes, 7.875% due
                            12/15/05.......................................................        521,250
    75,000   B-           Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (b)......         76,313
                          Isle of Capri Casinos, Inc., Sr. Sub. Notes:
   225,000   B              9.000% due 3/15/12.............................................        249,187
    50,000   B              7.000% due 3/1/14..............................................         51,250
   225,000   B            Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11...        246,937
   150,000   B            Majestic Star Casino LLC, Sr. Secured Notes, 9.500% due
                            10/15/10.......................................................        159,750
                          Mandalay Resort Group:
   125,000   BB+            Sr. Notes, 9.500% due 8/1/08...................................        143,437
   475,000   BB-            Sr. Sub. Notes, Series B, 10.250% due 8/1/07...................        539,125
                          MGM MIRAGE:
   150,000   BB+            Sr. Notes, 8.500% due 9/15/10..................................        171,375
   500,000   BB-            Sr. Sub. Notes, 9.750% due 6/1/07..............................        557,500
   175,000   B+           Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.000% due
                            4/1/12.........................................................        190,750
   225,000   B+           MTR Gaming Group, Inc., Sr. Notes, Series B, 9.750% due 4/1/10...        248,625
                          Penn National Gaming, Inc., Sr. Sub. Notes:
    50,000   B              8.875% due 3/15/10.............................................         54,813
   175,000   B              Series B, 11.125% due 3/1/08...................................        187,688
                          Station Casinos, Inc.:
    50,000   BB-            Sr. Notes, 6.000% due 4/1/12...................................         51,188
   200,000   B+             Sr. Sub. Notes, 6.500% due 2/1/14..............................        206,500
   225,000   B            Venetian Casino Resort LLC/Las Vegas Sands Inc., Mortgage Notes,
                            11.000% due 6/15/10............................................        257,906
    50,000   B            Virgin River Casino Corp., Secured Notes, 9.000% due 1/15/12
                            (b)............................................................         52,250
----------------------------------------------------------------------------------------------------------
                                                                                                 4,928,532
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.7%
   300,000   B-           AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13..............        320,250
   225,000   B-           Ardent Health Services Inc., Sr. Sub. Notes, 10.000% due
                            8/15/13........................................................        237,375
   125,000   BB-          Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 6.125% due 12/15/14
                            (b)............................................................        126,562

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.7% (CONTINUED)
$  600,000   B-           CDRV Investors, Inc., Sr. Discount Notes, step bond to yield
                            9.297% due 1/1/15 (b)..........................................    $   375,750
   350,000   BB+          Columbia HCA Healthcare Co., Notes, 6.910% due 6/15/05...........        355,167
                          Concentra Operating Corp., Sr. Sub. Notes:
   175,000   B-             9.500% due 8/15/10.............................................        198,625
    50,000   NR             9.125% due 6/1/12 (b)..........................................         56,750
                          Fisher Scientific International Inc., Sr. Sub. Notes:
   325,000   BB+            8.000% due 9/1/13..............................................        370,500
    50,000   BB+            6.750% due 8/15/14 (b).........................................         53,875
   100,000   CCC+         Hanger Orthopedic Group, Inc., Sr. Notes, 10.375% due 2/15/09....        103,750
                          HCA Inc., Notes:
   375,000   BB+            8.750% due 9/1/10..............................................        429,143
   200,000   BB+            6.750% due 7/15/13.............................................        208,201
   175,000   BB+            7.500% due 11/6/33.............................................        179,055
   143,382   B+           Magellan Health Services, Inc., Sr. Notes, Series A, 9.375% due
                            11/15/08.......................................................        156,824
   275,000   B-           Medical Device Manufacturing, Inc., Sr. Sub. Notes, 10.000% due
                            7/15/12 (b)....................................................        297,687
   250,000   B-           National Mentor Inc., Sr. Sub. Notes, 9.625% due 12/1/12 (b).....        266,875
   150,000   BB-          Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due
                            6/15/12........................................................        164,250
    75,000   BB           Ventas Realty LP, Sr. Notes, 6.625% due 10/15/14 (b).............         77,063
    75,000   B-           VWR International, Inc., Sr. Sub. Notes, 8.000% due 4/15/14......         80,438
----------------------------------------------------------------------------------------------------------
                                                                                                 4,058,140
----------------------------------------------------------------------------------------------------------
INDUSTRIAL - OTHER -- 4.7%
   250,000   B-           Aearo Co. I., Sr. Sub. Notes, 8.250% due 4/15/12.................        258,750
   100,000   B            Amsted Industries, Inc., Sr. Notes, 10.250% due 10/15/11 (b).....        113,500
   300,000   CCC+         Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12.......        337,500
   175,000   B-           Coleman Cable, Inc., Sr. Notes, 9.875% due 10/1/12 (b)...........        186,812
   150,000   B-           Da-Lite Screen Co., Inc., Sr. Notes, 9.500% due 5/15/11..........        165,750
   350,000   B-           Eagle-Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13......        351,750
    50,000   NR           Glenoit Corp., Sr. Sub. Notes, 11.000% due 4/15/07 (d)(e)........              0
   200,000   B            Hawk Corp., Sr. Notes, 8.750% due 11/1/14 (b)....................        206,000
   225,000   B            Interline Brands, Inc., Sr. Sub. Notes, 11.500% due 5/15/11......        254,250
   175,000   B-           Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12..........        191,625
                          Neenah Corp.:
   191,000   CCC+           Sr. Secured Notes, 11.000% due 9/30/10 (b).....................        212,010
   159,574   CCC+           Sr. Sub. Notes, 13.000% due 9/30/13 (b)........................        164,361
   250,000   B-           Norcross Safety Products LLC/Norcross Capital Co., Sr. Sub.
                            Notes, Series B, 9.875% due 8/15/11............................        277,500
   100,000   B-           NSP Holdings/NSP Capital Corp., Sr. Notes, 11.750% due 1/1/12
                            (b)(g).........................................................        101,500
   200,000   B-           Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12..............        227,000
   300,000   B-           Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due
                            12/15/13.......................................................        309,000
   250,000   B            Superior Essex Communications LLC/Essex Group., Inc., Sr. Notes,
                            9.000% due 4/15/12.............................................        258,750
   200,000   B-           Thermadyne Holdings Corp., Sr. Sub. Notes, 9.250% due 2/1/14.....        196,000
   100,000   B+           Valmont Industries, Inc., Sr. Sub. Notes, 6.875% due 5/1/14......        104,500
   125,000   B            Wesco Distribution, Inc., Sr. Sub. Notes, 9.125% due 6/1/08......        129,375
----------------------------------------------------------------------------------------------------------
                                                                                                 4,045,933
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
LODGING -- 1.7%
$  150,000   B            Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14 (b)....    $   151,500
    63,000   B+           HMH Properties, Inc., Sr. Notes, Series B, 7.875% due 8/1/08.....         65,047
   325,000   B+           Host Marriott L.P., Sr. Notes, 7.125% due 11/1/13................        348,969
   175,000   B-           Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due
                            6/15/13........................................................        194,250
   175,000   BB+          Royal Caribbean Cruises Ltd., Sr. Notes, 8.000% due 5/15/10......        198,625
                          Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes:
   350,000   BB+            7.375% due 5/1/07..............................................        374,937
   100,000   BB+            7.875% due 5/1/12..............................................        114,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,448,078
----------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 2.5%
   400,000   B+           Cablevision Systems Corp., Sr. Notes, 8.000% due 4/15/12 (b).....        429,000
   425,000   CCC-         Charter Communications Holdings LLC/Charter Communications
                            Holdings Capital Corp., Sr. Discount Notes, step bond to yield
                            11.397% due 4/1/11.............................................        364,438
   425,000   CCC-         Charter Communications Holdings II LLC/Charter Communications
                            Holdings II Capital Corp., Sr. Notes, 10.250% due 9/15/10......        452,625
   375,000   BB-          CSC Holdings, Inc., Sr. Notes, 7.875% due 12/15/07...............        404,063
   450,000   B-           Kabel Deutschland GMBH, Sr. Notes, 10.625% due 7/1/14 (b)........        519,750
----------------------------------------------------------------------------------------------------------
                                                                                                 2,169,876
----------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 9.7%
                          Advanstar Communications, Inc.:
   125,000   B-             Sr. Secured Notes, 10.750% due 8/15/10.........................        141,719
   250,000   CCC+           Sr. Sub. Notes, Series B, 12.000% due 2/15/11..................        270,937
   175,000   NR           Advanstar, Inc., Sr. Sub. Notes, Series B, step bond to yield
                            14.681% due 10/15/11 (f).......................................        148,969
    50,000   B-           Advertising Direct Solutions, Sr. Notes, 9.250% due 11/15/12
                            (b)............................................................         52,750
   150,000   B-           Affinity Group, Inc., Sr. Sub. Notes, 9.000% due 2/15/12.........        163,125
                          American Media Operations, Inc., Sr. Sub. Notes:
   200,000   B-             8.875% due 1/15/11.............................................        213,750
   175,000   B-             Series B, 10.250% due 5/1/09...................................        185,281
   150,000   B-           Block Communications, Inc., Sr. Sub. Notes, 9.250% due 4/15/09...        164,250
   100,000   B            Cadmus Communication, Corp., Sr. Sub. Notes, 8.375% due
                            6/15/14........................................................        109,375
   225,000   CCC+         CBD Media Holdings LLC & Finance Inc., Sr. Notes, 9.250% due
                            7/15/12 (b)....................................................        232,594
   276,000   B            Dex Media East, LLC/Dex Media East Finance Co., Sr. Sub. Notes,
                            12.125% due 11/15/12...........................................        337,755
   275,000   B            Dex Media Inc., Discount Notes, step bond to yield 9.371% due
                            11/15/13.......................................................        216,906
   488,000   B            Dex Media West, LLC/Dex Media East Finance Co., Sr. Sub. Notes,
                            Series B, 9.875% due 8/15/13...................................        564,860
   325,000   BB-          DirectTV Holdings, LLC/DirectTV Financing Co., Sr. Notes, 8.375%
                            due 3/15/13....................................................        366,031
                          Echostar DBS Corp., Sr. Notes:
   225,000   BB-            5.750% due 10/1/08.............................................        228,937
   200,000   BB-            6.375% due 10/1/11.............................................        205,500
   100,000   BB-            6.625% due 10/1/14 (b).........................................        101,750
    75,000   B-           Fisher Communications, Inc., Sr. Notes, 8.625% due 9/15/14 (b)...         81,375
   150,000   B-           Houghton Mifflin Co., Sr. Discount Notes,
                            step bond to yield 11.536% due 10/15/13........................        111,000
   175,000   B            Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13.............        189,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 9.7% (CONTINUED)
$  150,000   CCC+         Liberty Group Operating, Inc., Sr. Sub. Notes, 9.375% due
                            2/1/08.........................................................    $   153,000
   175,000   CCC+         NBC Acquisition Corp., Sr. Discount Notes, step bond to yield
                            11.013% due 3/15/13............................................        128,625
   150,000   CCC+         Nebraska Book Co., Inc., Sr. Sub. Notes, 8.625% due 3/15/12......        154,500
   250,000   B+           PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (b)................        280,312
   575,000   B+           PanAmSat Holding Corp., Sr. Discount Notes, step bond to yield
                            10.513% due 11/1/14 (b)........................................        398,187
   200,000   B            Primedia, Inc., Sr. Notes, 8.875% due 5/15/11....................        212,500
   300,000   B            Quebecor Media, Inc., Sr. Notes, 11.125% due 7/15/11.............        344,250
   325,000   CCC+         Rainbow National Services LLC, Sr. Sub. Debentures, 10.375% due
                            9/1/14 (b).....................................................        368,062
   200,000   BB-          The Reader's Digest Association, Inc., Sr. Notes, 6.500% due
                            3/1/11.........................................................        210,000
   275,000   B+           R. H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due
                            12/15/12 (b)...................................................        327,938
                          Sinclair Broadcast Group, Inc., Sr. Sub. Notes:
   300,000   B              8.750% due 12/15/11............................................        328,125
    50,000   B              8.000% due 3/15/12.............................................         53,375
                          Vertis, Inc.:
   550,000   B-             Notes, Series B, 10.875% due 6/15/09...........................        599,500
    50,000   B-             Sr. Secured Notes, 9.750% due 4/1/09...........................         54,500
   125,000   CCC+         WDAC Subsidiary Corp., Sr. Notes, 8.375% due 12/1/14 (b).........        123,906
                          XM Satellite Radio, Inc.:
   186,747   CCC+           Sr. Discount Notes, step bond to yield 21.777% due 12/31/09....        191,416
    94,000   CCC+           Sr. Secured Notes, 12.000% due 6/15/10 (f).....................        111,508
                          Yell Finance B.V.:
   179,000   BB-            Sr. Discount Notes, step bond to yield 16.740% due 8/1/11......        176,763
    97,000   BB-            Sr. Notes, 10.750% due 8/1/11..................................        112,520
----------------------------------------------------------------------------------------------------------
                                                                                                 8,415,726
----------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.4%
   175,000   BB-          California Steel Industries, Inc., Sr. Notes, 6.125% due
                            3/15/14........................................................        174,563
   100,000   B-           IMCO Recycling Escrow, Inc., Sr. Notes, 9.000% due 11/15/14
                            (b)............................................................        104,500
   225,000   B            IMCO Recycling, Inc., Sr. Secured Notes, 10.375% due 10/15/10....        256,500
    97,000   BBB          Ispat Inland ULC., Sr. Secured Notes, 9.750% due 4/1/14..........        120,280
   150,000   NR           Republic Technology International, LLC/RTI Capital Corp., Sr.
                            Secured Notes, 13.750% due 7/15/09 (d)(e)(f)+..................              0
   150,000   B            Ryerson Tull, Inc., Notes, 9.125% due 7/15/06....................        153,750
   210,000   BB           United States Steel Corp., Sr. Notes, 9.750% due 5/15/10.........        240,450
   150,000   B-           Wise Metals Group LLC, Sr. Secured Notes, 10.250% due 5/15/12....        152,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,202,293
----------------------------------------------------------------------------------------------------------
PACKAGING -- 2.4%
   225,000   B-           Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12........        258,750
   150,000   CCC+         Graham Packaging Co., Inc., Sr. Sub. Notes, 8.500% due 10/15/12
                            (b)............................................................        158,250
   200,000   B+           Greif Bros. Corp., Sr. Sub. Notes, 8.875% due 8/1/12.............        223,500
                          Owens-Brockway Glass Containers, Sr. Secured Notes:
   250,000   BB-            8.875% due 2/15/09.............................................        272,812
   150,000   BB-            7.750% due 5/15/11.............................................        163,125
   100,000   B              8.250% due 5/15/13.............................................        110,500
   350,000   B            Owens Illinois, Inc., Sr. Notes, 8.100% due 5/15/07..............        374,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
PACKAGING -- 2.4% (CONTINUED)
                          Pliant Corp.:
$   50,000   CCC+           Sr. Secured Notes, 11.125% due 9/1/09..........................    $    54,750
   300,000   CCC+           Sr. Secured Sub. Notes, 13.000% due 6/1/10.....................        293,250
    17,465   NR           Russell-Stanley Holdings, Inc., Sr. Sub. Notes, 9.000% due
                            11/30/08 (b)(e)(g)+............................................         10,105
   200,000   CCC          Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10........................................................        191,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,110,542
----------------------------------------------------------------------------------------------------------
PAPER -- 3.7%
                          Boise Cascade LLC:
    75,000   B+             Sr. Notes, 5.005% due 10/15/12 (b)(c)..........................         78,188
   100,000   B+             Sr. Sub. Notes, 7.125% due 10/15/14 (b)........................        106,250
                          Georgia-Pacific Corp.:
   500,000   BB+            Notes, 7.500% due 5/15/06......................................        526,250
                            Sr. Notes:
   250,000   BB+              8.125% due 5/15/11...........................................        288,750
   400,000   BB+              9.375% due 2/1/13............................................        468,000
   250,000   B-           Graphic Packaging International, Corp., Sr. Sub. Notes, 9.500%
                            due 8/15/13....................................................        285,625
   300,000   B            Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12...........        328,500
                          JSG Fund PLC:
   250,000   B-             Sr. Notes, 9.625% due 10/1/12..................................        280,000
   230,309   B-             Sub. Notes, 15.500% due 10/1/13 (g)............................        270,613
   150,000   B+           Riverside Forest Products Ltd., Sr. Notes, 7.875% due 3/1/14.....        165,750
   225,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11..............        247,500
   200,000   B            Tembec Industries, Inc., Sr. Notes, 8.500% due 2/1/11............        202,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,247,426
----------------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.6%
    50,000   CCC+         Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10...............         53,750
   150,000   B-           Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (b)............        156,000
   128,000   B-           Domino's, Inc., Sr. Sub. Notes, 8.250% due 7/1/11................        140,480
   200,000   B            Landry's Restaurants Inc., Sr. Notes, 7.500% due 12/15/14 (b)....        199,500
----------------------------------------------------------------------------------------------------------
                                                                                                   549,730
----------------------------------------------------------------------------------------------------------
RETAILERS -- 3.5%
   250,000   B            Couche-Tard U.S. L.P./Couche-Tard Finance Corp., Sr. Sub. Notes,
                            7.500% due 12/15/13............................................        269,375
    75,000   B+           Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12..........         81,375
   200,000   B-           FTD, Inc., Sr. Sub. Notes, 7.750% due 2/15/14....................        207,000
   125,000   CCC+         General Nutritions Center, Sr. Sub. Notes, 8.500% due 12/1/10....        118,750
   175,000   B            Hines Nurseries, Inc., Sr. Notes, 10.250% due 10/1/11............        192,063
                          J.C. Penney Co., Inc., Notes:
    50,000   BB+            7.600% due 4/1/07..............................................         54,250
   476,000   BB+            9.000% due 8/1/12..............................................        589,050
   350,000   B            Jean Coutu Group PJC, Sr. Sub. Notes, 8.500% due 8/1/14 (b)......        360,500
   200,000   B-           Lazydays RV Center, Inc., Sr. Notes, 11.750% due 5/15/12.........        218,500
   150,000   BB+          Michaels Stores, Inc., Sr. Notes, 9.250% due 7/1/09..............        161,486
   250,000   B-           PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09.........        221,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
RETAILERS -- 3.5% (CONTINUED)
                          Rite Aid Corp.:
$  100,000   B+             Sr. Notes, 9.500% due 2/15/11..................................    $   110,250
   300,000   B+             Sr. Secured Notes, 8.125% due 5/1/10...........................        318,750
   150,000   B            United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12......        166,500
   400,000   NR           U.S. Office Products Co., Sr. Sub. Notes, 9.750% due 6/15/08
                            (d)(e)+........................................................              0
----------------------------------------------------------------------------------------------------------
                                                                                                 3,069,099
----------------------------------------------------------------------------------------------------------
SERVICES -- 1.0%
   225,000   B            Brickman Group, Ltd., Sr. Sub. Notes, Series B, 11.750% due
                            12/15/09.......................................................        264,375
   114,000   B+           CB Richard Ellis Services Inc., Sr. Notes, 9.750% due 5/15/10....        130,530
   275,000   B-           Global Cash Access LLC/Global Cash Finance Corp., Sr. Sub. Notes,
                            8.750% due 3/15/12.............................................        297,688
   157,000   CCC          SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06..................        159,355
----------------------------------------------------------------------------------------------------------
                                                                                                   851,948
----------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.0%
   150,000   NR           Jitney-Jungle Stores of America, Inc., Sr. Sub. Notes,
                            10.375% due 9/15/07 (d)(e)+....................................              0
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
   250,000   B+           Activant Solutions, Inc., Sr. Notes, 10.500% due 6/15/11.........        270,000
   155,000   B            AMI Semiconductor, Inc., Sr. Sub. Notes, 10.750% due 2/1/13......        182,900
   125,000   B+           Danka Business Systems PLC, Sr. Notes, 11.000% due 6/15/10.......        133,125
   175,000   BB+          Freescale Semiconductor, Inc., Sr. Notes, 7.125% due 7/15/14.....        190,750
   250,000   BB-          Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08............        273,125
   225,000   BB+          Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09...        244,125
   225,000   BB+          Unisys Corp., Sr. Notes, 6.875% due 3/15/10......................        241,875
                          Xerox Corp., Sr. Notes:
   450,000   B+             9.750% due 1/15/09.............................................        531,000
   225,000   B+             7.625% due 6/15/13.............................................        248,063
----------------------------------------------------------------------------------------------------------
                                                                                                 2,314,963
----------------------------------------------------------------------------------------------------------
TEXTILES -- 0.8%
   125,000   Caa1*        GFSI, Inc., Sr. Sub. Notes, Series B, 9.625% due 3/1/07..........        121,875
   150,000   BB-          Phillips Van-Heusen Corp., Sr. Notes, 8.125% due 5/1/13..........        163,500
   225,000   B            Warnaco, Inc., Sr. Notes, 8.875% due 6/15/13.....................        248,625
   162,000   B+           The William Carter Co., Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11........................................................        182,250
----------------------------------------------------------------------------------------------------------
                                                                                                   716,250
----------------------------------------------------------------------------------------------------------
TOBACCO -- 0.8%
   225,000   NR           Commonwealth Brands, Inc., Secured, 10.625% due 9/1/08 (b).......        237,375
                          DIMON, Inc., Sr. Notes:
    50,000   BB             7.750% due 6/1/13..............................................         52,750
   200,000   BB             Series B, 9.625% due 10/15/11..................................        220,000
   200,000   BB+          Standard Commercial Corp., Sr. Notes, 8.000% due 4/15/12.........        206,500
----------------------------------------------------------------------------------------------------------
                                                                                                   716,625
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
   150,000   CCC+         Allied Holdings, Inc., Sr. Notes, Series B, 8.625% due 10/1/07...        120,937

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6% (CONTINUED)
$  100,000   NR           The Holt Group, Inc., Sr. Sub. Notes, 9.750% due 1/15/06
                            (d)(e)+........................................................    $         0
                          Stena AB, Sr. Notes:
   250,000   BB-            9.625% due 12/1/12.............................................        283,750
   150,000   BB-            7.500% due 11/1/13.............................................        157,875
----------------------------------------------------------------------------------------------------------
                                                                                                   562,562
----------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 3.1%
   256,758   BB+          Caithness Coso Fund Corp., Secured Notes, Series B, 9.050% due
                            12/15/09.......................................................        283,717
   375,000   CCC+         Calpine Corp., Sr. Notes, 8.500% due 2/15/11.....................        287,812
   200,000   B+           CMS Energy Corp., Sr. Notes, 8.900% due 7/15/08..................        221,750
                          Nevada Power Co.:
                            General and Refunding Mortgage Notes, Series I:
    50,000   BB               6.500% due 4/15/12...........................................         53,125
    50,000   BB               5.875% due 1/15/15 (b).......................................         50,625
   400,000   BB             2nd Mortgage, 9.000% due 8/15/13...............................        470,000
    75,000   BB           Northwestern Corp., Secured Notes, 5.875% due 11/1/14 (b)........         77,097
   175,000   B            NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13 (b).....        191,625
                          PSEG Energy Holdings LLC, Sr. Notes:
   200,000   BB-            8.625% due 2/15/08.............................................        220,500
   250,000   BB-            10.000% due 10/1/09............................................        296,875
                          Reliant Resources, Inc., Sr. Secured Notes:
   125,000   B+             9.250% due 7/15/10.............................................        140,000
   325,000   B+             9.500% due 7/15/13.............................................        370,906
----------------------------------------------------------------------------------------------------------
                                                                                                 2,664,032
----------------------------------------------------------------------------------------------------------
UTILITY - NATURAL GAS -- 3.9%
                          El Paso Corp.:
   175,000   CCC+           Medium-Term Notes, 6.950% due 12/15/07.........................        184,188
                            Sr. Medium-Term Notes:
   325,000   Caa1*            8.050% due 10/15/30..........................................        316,063
   450,000   CCC+             7.800% due 8/1/31............................................        434,250
   225,000   CCC+           Sr. Notes, 6.750% due 5/15/09..................................        229,500
   175,000   B-           El Paso Production Holding Co., 7.750% due 6/1/13................        184,188
   150,000   BB-          Ferrellgas Escrow LLC, Sr. Notes, 6.750% due 5/1/14..............        154,875
    50,000   B+           Markwest Energy Partners LLC., Sr. Notes, 6.875% due 11/1/14
                            (b)............................................................         51,000
   175,000   BB-          Pacific Energy Partners L.P./Pacific Energy Finance Corp., Sr.
                            Notes,
                            7.125% due 6/15/14.............................................        187,250
   125,000   BB-          SEMCO Energy, Inc., Sr. Notes, 7.125% due 5/15/08................        134,409
                          Tennesse Gas Pipeline Co.:
   150,000   B-             Debentures, 7.500% due 4/1/17..................................        166,125
   450,000   B-             Notes, 8.375% due 6/15/32......................................        509,625
   150,000   B+           Transcontinental Gas Pipe Line Corp., Sr. Notes, Series B, 8.875%
                            due 7/15/12....................................................        183,187
                          The Williams Cos., Inc., Notes:
   200,000   B+             7.625% due 7/15/19.............................................        221,000
   425,000   B+             7.875% due 9/1/21..............................................        476,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,431,660
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 2.3%
$   50,000   B-           Inmarsat Finance PLC, Sr. Notes, 7.625% due 6/30/12..............    $    52,250
   125,000   CCC+         Inmarsat Finance II PLC, step bond to yield 10.379% due 11/15/12
                            (b)............................................................         90,625
   100,000   B-           New Skies Satellites N.V., Sr. Sub. Notes, 9.125% due 11/1/12
                            (b)............................................................        102,500
   575,000   BB           Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15........        635,375
                          Nextel Partners, Inc., Sr. Notes:
    95,000   B-             12.500% due 11/15/09...........................................        108,062
    50,000   B-             8.125% due 7/1/11..............................................         55,750
   700,000   BB           Rogers Wireless, Inc., Secured Notes, 6.375% due 3/1/14..........        696,500
   200,000   CCC-         U.S. Unwired, Inc., Sr. Secured Notes, Series B, 10.000% due
                            6/15/12........................................................        226,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,967,562
----------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 5.8%
   250,000   B-           Alaska Communications Systems Holdings, Inc., Sr. Notes, 9.875%
                            due 8/15/11....................................................        270,000
   950,000   BB+          AT&T Corp., Sr. Notes, 9.750% due 11/15/31.......................      1,138,812
                          Cincinnati Bell, Inc.:
   250,000   B-             Sr. Notes, 7.250% due 7/15/13..................................        258,125
   200,000   B-             Sr. Sub. Notes, 8.375% due 1/15/14.............................        203,500
                          Citizens Communications Co.:
    75,000   BB+            Notes, 9.250% due 5/15/11......................................         88,125
                            Sr. Notes:
   150,000   BB+              6.250% due 1/15/13...........................................        151,875
   200,000   BB+              9.000% due 8/15/31...........................................        229,500
   125,000   BB-          Eircom Funding, Sr. Sub. Notes, 8.250% due 8/15/13...............        138,750
   525,000   B+           MCI Inc., Sr. Notes, 8.735% due 5/1/14...........................        565,688
   200,000   CCC          Primus Telecommunications Group, Inc., Sr. Notes, 8.000% due
                            1/15/14........................................................        177,000
   850,000   BB-          Qwest Corp., Notes, 9.125% due 3/15/12 (b).......................        986,000
   725,000   B            Qwest Services Corp., Sr. Sub. Notes, 14.000% due 12/15/10 (b)...        875,438
----------------------------------------------------------------------------------------------------------
                                                                                                 5,082,813
----------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $78,622,289)............     83,257,522
----------------------------------------------------------------------------------------------------------

  SHARES
----------------------------------------------------------------------------------------------------------
COMMON STOCK (h) -- 0.2%
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
        45                General Chemical Industrial Products, Inc. (e)+..................          8,349
----------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.0%
     2,000                Russell-Stanley Holdings, Inc. (b)(e)+...........................          1,000
----------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.1%
     5,715                B&G Food Inc. ...................................................         85,611
----------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 0.1%
       710                NTL, Inc. .......................................................         51,802
----------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
     1,237                Viatel Holding Bermuda Ltd. .....................................          1,484
----------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $588,225)                                    148,246
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 0.3%
                        PRIMEDIA, Inc.:
     1,150                Series F, 9.200%...............................................    $   110,975
     1,500                Series H, 8.625%...............................................        138,000
--------------------------------------------------------------------------------------------------------
                                                                                                 248,975
--------------------------------------------------------------------------------------------------------
RETAILERS -- 0.2%
       200              General Nutrition Center Holding Co., Series A (b)...............        194,000
--------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
     1,878              McLeodUSA, Inc., Series A (f)....................................          6,845
--------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $915,705).........................        449,820
--------------------------------------------------------------------------------------------------------

 WARRANTS
--------------------------------------------------------------------------------------------------------
WARRANTS (H) -- 0.1%
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
                        General Chemical Industrial Products, Inc:
        26                Series A, Expire 4/30/11 (e)+..................................              0
        19                Series B, Expire 4/30/11 (e)+..................................              0
--------------------------------------------------------------------------------------------------------
                                                                                                       0
--------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
       901              AMF Bowling Worldwide, Inc., Class B Shares, Expire 3/9/09 (e)...              0
--------------------------------------------------------------------------------------------------------
INDUSTRIAL - OTHER -- 0.1%
    30,652              ACP Holdings Corp., Expire 10/7/13 (b)...........................         54,407
--------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 0.0%
        75              Advanstar Holdings Corp., Expire 10/15/11 (b)....................              2
       125              XM Satellite Radio Holdings, Inc., Expire 3/15/10 (b)............         10,750
--------------------------------------------------------------------------------------------------------
                                                                                                  10,752
--------------------------------------------------------------------------------------------------------
PAPER -- 0.0%
       100              MDP Acquisitions PLC, Expire 10/1/13 (b).........................          3,500
--------------------------------------------------------------------------------------------------------
PACKAGING -- 0.0%
       100              Pliant Corp., Expire 6/1/10 (b)+.................................              1
--------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.0%
     4,162              McLeodUSA, Inc., Class A Shares, Expire 4/16/07..................            874
--------------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $105,613)................................         69,534
--------------------------------------------------------------------------------------------------------

  SHARES
--------------------------------------------------------------------------------------------------------
ESCROW SHARES (E)(H)+ -- 0.0%
   175,000              Pillowtex Corp., 9.000% due 12/15/49 (Cost -- $0)................              0
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
$1,632,000              State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05;
                          Proceeds
                          at maturity -- $1,632,190; (Fully collateralized by U.S.
                          Treasury Notes, 1.875% due 12/31/05; Market
                          value -- $1,665,590) (Cost -- $1,632,000)......................    $ 1,632,000
--------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 98.4% (Cost -- $81,863,832*)................     85,557,122
                        Other Assets in Excess of Liabilities -- 1.6%....................      1,380,169
--------------------------------------------------------------------------------------------------------
                        TOTAL NET ASSETS -- 100.0%.......................................    $86,937,291
--------------------------------------------------------------------------------------------------------

(a)  All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by
     Moody's Investors Service.
(b)  Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers. This security has been
     deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c)  Interest rate shown reflects current rate on instrument which is a floater or has a variable rate.
(d)  Security is currently in default.
(e)  Security is fair valued in good faith by or under the
     direction of the Board of Trustees.
(f)  Security has been issued with attached warrants.
(g)  Payment-in-kind security for which all or part of the
     dividend earned is paid by the issuance of additional
     security.
(h)  Non-income producing security.
 +   This security has been deemed illiquid.
 *   Aggregate cost for federal income tax purposes is
     $82,135,674.

     See page 71 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.1%
AUTO COMPONENTS -- 1.0%
   5,400   Johnson Controls, Inc. .....................................  $   342,576
------------------------------------------------------------------------------------
AUTOMOBILES -- 0.8%
  16,857   Ford Motor Co. .............................................      246,786
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
  13,875   Koninklijke Philips Electronics N.V., Sponsored ADR.........      367,688
------------------------------------------------------------------------------------
MEDIA -- 5.4%
  22,900   The Interpublic Group of Cos., Inc. (a).....................      306,860
  36,800   News Corp., Class A Shares..................................      686,688
  12,000   Viacom Inc., Class B Shares.................................      436,680
  11,700   The Walt Disney Co. ........................................      325,260
------------------------------------------------------------------------------------
                                                                           1,755,488
------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.8%
  15,900   The Gap, Inc. ..............................................      335,808
  13,300   The Home Depot, Inc. .......................................      568,442
------------------------------------------------------------------------------------
                                                                             904,250
------------------------------------------------------------------------------------
           TOTAL CONSUMER DISCRETIONARY................................    3,616,788
------------------------------------------------------------------------------------
CONSUMER STAPLES -- 5.2%
FOOD & DRUG RETAILING -- 1.1%
  24,100   Rite Aid Corp. (a)..........................................       88,206
   7,600   SUPERVALU Inc. .............................................      262,352
------------------------------------------------------------------------------------
                                                                             350,558
------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.0%
  17,300   Tyson Foods, Inc., Class A Shares...........................      318,320
------------------------------------------------------------------------------------
TOBACCO -- 3.1%
  16,700   Altria Group, Inc. .........................................    1,020,370
------------------------------------------------------------------------------------
           TOTAL CONSUMER STAPLES......................................    1,689,248
------------------------------------------------------------------------------------
ENERGY -- 11.3%
ENERGY EQUIPMENT & SERVICES -- 1.7%
  14,100   Halliburton Co. ............................................      553,284
------------------------------------------------------------------------------------
OIL & GAS -- 9.6%
  12,700   BP PLC, Sponsored ADR.......................................      741,680
  17,902   ChevronTexaco Corp. ........................................      940,034
   3,000   ConocoPhillips..............................................      260,490
  15,600   Exxon Mobil Corp. ..........................................      799,656
   9,800   Marathon Oil Corp. .........................................      368,578
------------------------------------------------------------------------------------
                                                                           3,110,438
------------------------------------------------------------------------------------
           TOTAL ENERGY................................................    3,663,722
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
FINANCIALS -- 31.2%
BANKS -- 8.4%
  29,400   Bank of America Corp. ......................................  $ 1,381,506
  21,700   U.S. Bancorp................................................      679,644
   6,700   Wachovia Corp. .............................................      352,420
   5,200   Wells Fargo & Co. ..........................................      323,180
------------------------------------------------------------------------------------
                                                                           2,736,750
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 13.8%
   5,600   Capital One Financial Corp. ................................      471,576
   8,000   Fannie Mae..................................................      569,680
   4,600   Freddie Mac.................................................      339,020
   4,300   The Goldman Sachs Group, Inc. ..............................      447,372
  29,900   JPMorgan Chase & Co. .......................................    1,166,399
  15,200   MBNA Corp. .................................................      428,488
   6,000   Merrill Lynch & Co., Inc. ..................................      358,620
  13,000   Morgan Stanley..............................................      721,760
------------------------------------------------------------------------------------
                                                                           4,502,915
------------------------------------------------------------------------------------
INSURANCE -- 9.0%
  11,500   ACE Ltd. ...................................................      491,625
  15,300   The Allstate Corp. .........................................      791,316
   7,900   American International Group, Inc. .........................      518,793
  12,600   Aon Corp. ..................................................      300,636
   6,800   The Hartford Financial Services Group, Inc. ................      471,308
   9,200   Nationwide Financial Services, Inc., Class A Shares.........      351,716
------------------------------------------------------------------------------------
                                                                           2,925,394
------------------------------------------------------------------------------------
           TOTAL FINANCIALS............................................   10,165,059
------------------------------------------------------------------------------------
HEALTHCARE -- 4.9%
HEALTHCARE PROVIDERS & SERVICES -- 2.5%
  10,300   McKesson Corp. .............................................      324,038
  29,700   Tenet Healthcare Corp. (a)..................................      326,106
   2,000   UnitedHealth Group Inc. ....................................      176,060
------------------------------------------------------------------------------------
                                                                             826,204
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.4%
   5,800   Johnson & Johnson...........................................      367,836
  15,200   Pfizer Inc. ................................................      408,728
------------------------------------------------------------------------------------
                                                                             776,564
------------------------------------------------------------------------------------
           TOTAL HEALTHCARE............................................    1,602,768
------------------------------------------------------------------------------------
INDUSTRIALS -- 11.5%
AEROSPACE & DEFENSE -- 1.1%
   6,234   Northrop Grumman Corp. .....................................      338,880
------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.3%
  11,400   Masco Corp. ................................................      416,442
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.2%
  27,570   Cendant Corp. ..............................................  $   644,587
   5,100   H&R Block, Inc. ............................................      249,900
  10,200   Pitney Bowes, Inc. .........................................      472,056
------------------------------------------------------------------------------------
                                                                           1,366,543
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.7%
  33,891   Tyco International Ltd. ....................................    1,211,264
------------------------------------------------------------------------------------
MACHINERY -- 1.2%
   5,400   Eaton Corp. ................................................      390,744
------------------------------------------------------------------------------------
           TOTAL INDUSTRIALS...........................................    3,723,873
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 9.8%
COMMUNICATIONS EQUIPMENT -- 1.3%
  25,100   Motorola, Inc. .............................................      431,720
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.4%
  12,493   Hewlett-Packard Co. ........................................      261,978
   3,500   International Business Machines Corp. ......................      345,030
  15,600   Storage Technology Corp. (a)................................      493,116
------------------------------------------------------------------------------------
                                                                           1,100,124
------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.9%
   4,900   Computer Sciences Corp. (a).................................      276,213
  11,700   SunGard Data Systems Inc. (a)...............................      331,461
------------------------------------------------------------------------------------
                                                                             607,674
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.2%
  23,300   Applied Materials, Inc. (a).................................      398,430
------------------------------------------------------------------------------------
SOFTWARE -- 2.0%
  17,800   BMC Software, Inc. (a)......................................      331,080
  11,900   Microsoft Corp. ............................................      317,849
------------------------------------------------------------------------------------
                                                                             648,929
------------------------------------------------------------------------------------
           TOTAL INFORMATION TECHNOLOGY................................    3,186,877
------------------------------------------------------------------------------------
MATERIALS -- 4.7%
CHEMICALS -- 2.8%
   6,800   Air Products & Chemicals, Inc. .............................      394,196
   7,800   PPG Industries, Inc. .......................................      531,648
------------------------------------------------------------------------------------
                                                                             925,844
------------------------------------------------------------------------------------
METALS & MINING -- 1.1%
  11,800   Alcoa Inc. .................................................      370,756
------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.8%
   6,500   Georgia-Pacific Corp. ......................................      243,620
------------------------------------------------------------------------------------
           TOTAL MATERIALS.............................................    1,540,220
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.6%
  20,600   SBC Communications Inc. ....................................  $   530,862
  14,000   Sprint Corp. ...............................................      347,900
  15,450   Verizon Communications Inc. ................................      625,880
------------------------------------------------------------------------------------
           TOTAL TELECOMMUNICATION SERVICES............................    1,504,642
------------------------------------------------------------------------------------
UTILITIES -- 4.9%
ELECTRIC UTILITIES -- 3.3%
  11,700   American Electric Power Co., Inc. ..........................      401,778
  14,300   Edison International........................................      458,029
   5,700   FirstEnergy Corp. ..........................................      225,207
------------------------------------------------------------------------------------
                                                                           1,085,014
------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.6%
  22,200   NiSource Inc. ..............................................      505,716
------------------------------------------------------------------------------------
           TOTAL UTILITIES.............................................    1,590,730
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $27,149,749)....................   32,283,927
------------------------------------------------------------------------------------
ESCROW SHARES (A)(B)(C) -- 0.0%
  10,300   ESC Seagate Technology (Cost -- $0) ........................            0
------------------------------------------------------------------------------------
  FACE
 AMOUNT
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$173,000   State Street Bank & Trust Co. dated 12/31/04, 1.400% due
             1/3/05; Proceeds at maturity -- $173,020; (Fully
             collateralized by U.S. Treasury Bonds, 6.125% due 8/15/29;
             Market value -- $178,875) (Cost -- $173,000)..............      173,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 99.7% (Cost -- $27,322,749*)...........   32,456,927
           Other Assets in Excess of Liabilities -- 0.3%...............       81,968
------------------------------------------------------------------------------------
           TOTAL NET ASSETS -- 100.0%..................................  $32,538,895
------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is fair valued in good faith by or under the direction of the Board of Trustees.
(c)  This security has been deemed illiquid.
 * Aggregate cost for federal income tax purposes is $27,333,284.
     Abbreviation used in this schedule:
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 21.8%
AUTO COMPONENTS -- 1.8%
    51,536    ArvinMeritor, Inc. .........................................    $  1,152,860
    12,029    Autoliv, Inc. ..............................................         581,001
    23,178    BorgWarner, Inc. ...........................................       1,255,552
     9,094    Johnson Controls, Inc. .....................................         576,923
------------------------------------------------------------------------------------------
                                                                                 3,566,336
------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.2%
    10,133    Thor Industries, Inc. ......................................         375,428
------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.6%
    15,419    Boyd Gaming Corp. ..........................................         642,201
    56,523    Caesars Entertainment, Inc. (a).............................       1,138,373
    19,725    CBRL Group, Inc. ...........................................         825,491
    32,154    Darden Restaurants, Inc. ...................................         891,952
    17,253    International Speedway Corp., Class A Shares................         910,959
    11,646    Mandalay Resort Group.......................................         820,228
------------------------------------------------------------------------------------------
                                                                                 5,229,204
------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 6.0%
    27,811    American Greetings Corp., Class A Shares....................         705,009
    46,980    D.R. Horton, Inc. ..........................................       1,893,764
     6,390    Harman International Industries, Inc. ......................         811,530
    23,304    HNI Corp. ..................................................       1,003,237
    17,381    Lancaster Colony Corp. .....................................         745,124
    39,596    Lennar Corp., Class A Shares................................       2,244,301
    11,650    Mohawk Industries Inc. (a)..................................       1,063,063
     1,021    NVR, Inc. (a)...............................................         785,557
    17,100    The Ryland Group, Inc. .....................................         983,934
    13,071    Toll Brothers, Inc. (a).....................................         896,801
    33,635    Tupperware Corp. ...........................................         696,917
------------------------------------------------------------------------------------------
                                                                                11,829,237
------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
    12,740    Brunswick Corp. ............................................         630,630
------------------------------------------------------------------------------------------
MEDIA -- 2.4%
    20,148    Belo Corp., Class A Shares..................................         528,684
    20,384    Catalina Marketing Corp. ...................................         603,978
    23,704    Emmis Communications Corp., Class A Shares (a)..............         454,880
    22,774    Harte-Hanks, Inc. ..........................................         591,668
    33,863    Macrovision Corp. (a).......................................         870,956
     1,693    Washington Post Co., Class B Shares.........................       1,664,253
------------------------------------------------------------------------------------------
                                                                                 4,714,419
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.1%
    38,446    BJ's Wholesale Club, Inc. (a)...............................    $  1,119,932
    13,554    The Neiman Marcus Group, Inc., Class A Shares...............         969,653
------------------------------------------------------------------------------------------
                                                                                 2,089,585
------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.9%
    29,371    Abercrombie & Fitch Co., Class A Shares.....................       1,378,968
    26,688    Aeropostale, Inc. (a).......................................         785,428
    16,471    American Eagle Outfitters, Inc. ............................         775,784
    12,835    AnnTaylor Stores Corp. (a)..................................         276,338
    35,099    AutoNation, Inc. (a)........................................         674,252
    19,209    Barnes & Noble, Inc. (a)....................................         619,874
    22,525    Borders Group, Inc. (b).....................................         572,135
    11,611    CDW Corp. ..................................................         770,390
    22,881    Chico's FAS, Inc. (a).......................................       1,041,772
    47,223    Claire's Stores, Inc. ......................................       1,003,489
    23,178    Copart, Inc. (a)............................................         610,045
     8,161    GameStop Corp., Class B Shares (a)..........................         182,888
    43,440    Michaels Stores, Inc. ......................................       1,301,897
    31,119    Pacific Sunwear of California, Inc. (a).....................         692,709
    31,717    PETsMART, Inc. .............................................       1,126,905
    20,843    RadioShack Corp. ...........................................         685,318
    16,723    Rent-A-Center, Inc. (a).....................................         443,159
    20,529    Williams-Sonoma, Inc. (a)...................................         719,336
------------------------------------------------------------------------------------------
                                                                                13,660,687
------------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.5%
    16,696    The Timberland Co., Class A Shares (a)......................       1,046,338
------------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      43,141,864
------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.4%
BEVERAGES -- 1.2%
    32,704    Constellation Brands, Inc., Class A Shares (a)..............       1,521,063
    40,945    PepsiAmericas Inc. .........................................         869,672
------------------------------------------------------------------------------------------
                                                                                 2,390,735
------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.7%
    20,829    SUPERVALU Inc. .............................................         719,017
     7,460    Whole Foods Market, Inc. ...................................         711,311
------------------------------------------------------------------------------------------
                                                                                 1,430,328
------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.0%
    26,596    Archer-Daniels-Midland Co. .................................         593,357
    20,133    Dean Foods Co. (a)..........................................         663,382
    18,809    Pilgrim's Pride Corp. ......................................         577,060
    33,127    Sensient Technologies Corp. ................................         794,717
    19,969    Smithfield Foods, Inc. (a)..................................         590,883
    33,345    Tyson Foods, Inc., Class A Shares...........................         613,548
------------------------------------------------------------------------------------------
                                                                                 3,832,947
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
    28,584    Church & Dwight, Inc. ......................................    $    960,994
------------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................       8,615,004
------------------------------------------------------------------------------------------
ENERGY -- 6.5%
ENERGY EQUIPMENT & SERVICES -- 3.8%
    13,974    BJ Services Co. ............................................         650,350
    14,865    Cooper Cameron Corp. (a)....................................         799,886
    34,392    FMC Technologies, Inc. (a)..................................       1,107,422
    36,677    Grant Prideco, Inc. (a).....................................         735,374
    42,525    Patterson-UTI Energy, Inc. .................................         827,111
    12,084    Smith International, Inc. (a)...............................         657,490
    43,259    Varco International, Inc. (a)...............................       1,261,000
    30,149    Weatherford International Ltd. (a)..........................       1,546,644
------------------------------------------------------------------------------------------
                                                                                 7,585,277
------------------------------------------------------------------------------------------
OIL & GAS -- 2.7%
     6,013    Amerada Hess Corp. .........................................         495,351
    10,843    Equitable Resources, Inc. ..................................         657,736
    18,300    Forest Oil Corp. (a)........................................         580,476
     9,626    Murphy Oil Corp. ...........................................         774,412
     9,814    Newfield Exploration Co. (a)................................         579,517
    16,444    Noble Energy, Inc. .........................................       1,013,937
    24,423    Plains Exploration & Production Co. (a).....................         634,998
    17,910    Western Gas Resources, Inc. ................................         523,867
------------------------------------------------------------------------------------------
                                                                                 5,260,294
------------------------------------------------------------------------------------------
              TOTAL ENERGY................................................      12,845,571
------------------------------------------------------------------------------------------
FINANCIALS -- 17.7%
BANKS -- 5.9%
    28,024    Associated Banc-Corp. ......................................         930,677
    22,216    Banco Popular, Inc. ........................................         640,487
     9,470    Bank of Hawaii Corp. .......................................         480,508
    15,621    Banknorth Group, Inc. (b)...................................         571,729
    55,479    The Colonial BancGroup, Inc. ...............................       1,177,819
    13,606    Commerce Bancorp, Inc. .....................................         876,226
    53,107    Hibernia Corp., Class A Shares..............................       1,567,188
    20,723    Huntington Bancshares Inc. .................................         513,516
    28,431    Independence Community Bank Corp. ..........................       1,210,592
    23,916    Investors Financial Services Corp. .........................       1,195,322
    16,142    New York Community Bancorp, Inc. ...........................         332,041
    30,495    Sovereign Bancorp, Inc. ....................................         687,662
    31,614    W Holding Co., Inc. ........................................         725,222
    16,034    Westcorp....................................................         736,442
------------------------------------------------------------------------------------------
                                                                                11,645,431
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.1%
    28,181    AmeriCredit Corp. (a).......................................    $    689,025
     6,775    The Bear Stearns Cos. Inc. .................................         693,150
    38,236    E*TRADE Financial Corp. (a).................................         571,628
    12,092    Eaton Vance Corp. ..........................................         630,598
    27,181    IndyMac Bancorp, Inc. ......................................         936,385
    29,460    Jefferies Group, Inc. ......................................       1,186,649
     7,699    Legg Mason, Inc. ...........................................         564,029
    18,277    SEI Investments Co. ........................................         766,355
------------------------------------------------------------------------------------------
                                                                                 6,037,819
------------------------------------------------------------------------------------------
INSURANCE -- 7.2%
    21,515    American Financial Group, Inc. .............................         673,635
     8,021    AmerUs Group Co. ...........................................         363,351
    14,817    Brown & Brown, Inc. ........................................         645,280
    12,984    Everest Re Group, Ltd. .....................................       1,162,847
    45,412    Fidelity National Financial, Inc. ..........................       2,073,966
    32,077    First American Corp. .......................................       1,127,186
    11,344    HCC Insurance Holdings, Inc. ...............................         375,713
    34,683    Ohio Casualty Corp. (a).....................................         804,993
    50,344    Old Republic International Corp. ...........................       1,273,703
     6,715    The PMI Group, Inc. ........................................         280,351
    25,106    Protective Life Corp. ......................................       1,071,775
    28,274    Radian Group Inc. ..........................................       1,505,308
    16,738    Stancorp Financial Group, Inc. .............................       1,380,885
    18,462    Unitrin, Inc. ..............................................         839,098
    14,835    W.R. Berkley Corp. (b)......................................         699,767
------------------------------------------------------------------------------------------
                                                                                14,277,858
------------------------------------------------------------------------------------------
REAL ESTATE -- 1.5%
    21,598    General Growth Properties, Inc. ............................         780,984
    28,481    Highwoods Properties, Inc. .................................         788,924
    19,597    Mack-Cali Realty Corp. .....................................         902,050
    18,481    New Plan Excel Realty Trust, Inc. ..........................         500,465
------------------------------------------------------------------------------------------
                                                                                 2,972,423
------------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................      34,933,531
------------------------------------------------------------------------------------------
HEALTHCARE -- 10.2%
BIOTECHNOLOGY -- 1.5%
    22,101    Cephalon, Inc. (a)..........................................       1,124,499
    25,659    Charles River Laboratories International, Inc. (a)..........       1,180,571
     9,242    Invitrogen Corp. (a)........................................         620,415
------------------------------------------------------------------------------------------
                                                                                 2,925,485
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 2.6%
     9,111    Bausch & Lomb Inc. .........................................    $    587,295
    10,749    Beckman Coulter, Inc. ......................................         720,075
     9,907    Dade Behring Holdings Inc. (a)..............................         554,792
    23,099    DENTSPLY International Inc. ................................       1,298,164
    10,791    Edwards Lifesciences Corp. (a)..............................         445,237
    11,436    Patterson Cos. Inc. (a).....................................         496,208
    24,133    Varian Medical Systems, Inc. (a)............................       1,043,511
------------------------------------------------------------------------------------------
                                                                                 5,145,282
------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 4.9%
    10,146    AmerisourceBergen Corp. ....................................         595,367
    22,080    Apria Healthcare Group Inc. (a).............................         727,536
    27,239    Community Health Systems Inc. (a)...........................         759,423
    29,681    Covance Inc. (a)............................................       1,150,139
    30,132    Coventry Health Care, Inc. (a)..............................       1,599,407
    24,207    Health Net, Inc. (a)........................................         698,856
    28,871    LifePoint Hospitals, Inc. (a)...............................       1,005,288
    17,970    Lincare Holdings Inc. (a)...................................         766,420
    15,209    PacifiCare Health Systems, Inc. (a).........................         859,613
    14,330    Pharmaceutical Product Development, Inc. (a)................         591,686
    28,708    Triad Hospitals, Inc. (a)...................................       1,068,225
------------------------------------------------------------------------------------------
                                                                                 9,821,960
------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
    10,721    American Pharmaceutical Partners, Inc. (a)..................         401,073
    18,427    Barr Pharmaceuticals Inc. (a)...............................         839,165
    20,767    Eon Labs, Inc. (a)..........................................         560,709
    15,307    Medicis Pharmaceutical Corp., Class A Shares................         537,429
------------------------------------------------------------------------------------------
                                                                                 2,338,376
------------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      20,231,103
------------------------------------------------------------------------------------------
INDUSTRIALS -- 13.4%
AEROSPACE & DEFENSE -- 1.4%
     6,577    Alliant Techsystems Inc. (a)................................         430,005
     9,113    L-3 Communications Holdings, Inc. ..........................         667,436
    25,315    Precision Castparts Corp. ..................................       1,662,689
------------------------------------------------------------------------------------------
                                                                                 2,760,130
------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 0.9%
    22,000    CNF Inc. ...................................................       1,102,200
    11,801    Expeditors International of Washington, Inc. ...............         659,440
------------------------------------------------------------------------------------------
                                                                                 1,761,640
------------------------------------------------------------------------------------------
AIRLINES -- 0.3%
    19,076    Alaska Air Group, Inc. (a)..................................         638,855
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.9%
    25,507    Alliance Data Systems Corp. (a).............................    $  1,211,072
    27,881    Career Education Corp. (a)..................................       1,115,240
    21,604    CheckFree Corp. (a).........................................         822,680
    14,947    DST Systems, Inc. (a).......................................         779,038
    29,307    Education Management Corp. (a)..............................         967,424
    24,504    ITT Educational Services, Inc. (a)..........................       1,165,165
    36,013    Korn/Ferry International (a)................................         747,270
    17,534    Laureate Education, Inc. (a)................................         773,074
    23,191    Manpower Inc. ..............................................       1,120,125
    20,582    Valassis Communications, Inc. (a)...........................         720,576
     7,205    West Corp. (a)..............................................         238,558
------------------------------------------------------------------------------------------
                                                                                 9,660,222
------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.7%
    25,463    Dycom Industries, Inc. (a)..................................         777,131
    21,883    Granite Construction, Inc. .................................         582,088
------------------------------------------------------------------------------------------
                                                                                 1,359,219
------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
    26,034    Ametek, Inc. ...............................................         928,633
    10,655    Hubbell Inc., Class B Shares................................         557,256
    25,845    Thomas & Betts Corp. (a)....................................         794,734
------------------------------------------------------------------------------------------
                                                                                 2,280,623
------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     5,670    Carlisle Cos. Inc. .........................................         368,096
------------------------------------------------------------------------------------------
MACHINERY -- 1.9%
    51,976    AGCO Corp. (a)..............................................       1,137,755
     9,816    Flowserve Corp. (a).........................................         270,333
    16,006    Graco Inc. .................................................         597,824
    17,294    Harsco Corp. ...............................................         963,967
    13,083    Oshkosh Truck Corp. ........................................         894,615
------------------------------------------------------------------------------------------
                                                                                 3,864,494
------------------------------------------------------------------------------------------
MARINE -- 0.6%
    20,841    Overseas Shipholding Group, Inc. ...........................       1,150,423
------------------------------------------------------------------------------------------
ROAD & RAIL -- 1.2%
    33,691    J.B. Hunt Transport Services, Inc. .........................       1,511,041
    36,673    Swift Transportation Co., Inc. (a)..........................         787,736
------------------------------------------------------------------------------------------
                                                                                 2,298,777
------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
     6,378    Fastenal Co. ...............................................         392,630
------------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      26,535,109
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 11.8%
COMMUNICATIONS EQUIPMENT -- 1.7%
     8,994    Avocent Corp. (a)...........................................    $    364,437
    18,729    Harris Corp.................................................       1,157,265
    22,853    Plantronics Inc. ...........................................         947,714
    38,717    Polycom, Inc. (a)...........................................         902,880
------------------------------------------------------------------------------------------
                                                                                 3,372,296
------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.3%
    27,334    SanDisk Corp. (a)...........................................         682,530
    41,057    Storage Technology Corp. (a)................................       1,297,812
    55,480    Western Digital Corp. (a)...................................         601,403
------------------------------------------------------------------------------------------
                                                                                 2,581,745
------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
    30,711    Amphenol Corp., Class A Shares (a)..........................       1,128,322
     9,684    Diebold, Inc. ..............................................         539,689
    28,196    Ingram Micro Inc., Class A Shares (a).......................         586,477
    27,011    Tech Data Corp. (a).........................................       1,226,299
    20,184    Tektronix, Inc. ............................................         609,759
------------------------------------------------------------------------------------------
                                                                                 4,090,546
------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 1.4%
    32,946    Acxiom Corp. ...............................................         866,480
    22,996    Cognizant Technology Solutions Corp., Class A Shares (a)....         973,421
    10,724    Computer Sciences Corp. (a).................................         604,512
    28,642    Keane, Inc. (a).............................................         421,037
------------------------------------------------------------------------------------------
                                                                                 2,865,450
------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.4%
    40,788    Xerox Corp. (a).............................................         693,804
------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
    20,645    Cabot Microelectronics Corp. (a)............................         826,832
    29,885    Cree, Inc. (a)..............................................       1,197,791
    26,283    International Rectifier Corp. (a)...........................       1,171,433
    44,706    Lam Research Corp. (a)......................................       1,292,451
    67,154    MEMC Electronic Materials, Inc. (a).........................         889,791
------------------------------------------------------------------------------------------
                                                                                 5,378,298
------------------------------------------------------------------------------------------
SOFTWARE -- 2.2%
    66,969    Activision Inc. (a).........................................       1,351,434
    36,065    Jack Henry & Associates, Inc. ..............................         718,054
    12,426    Macromedia, Inc. (a)........................................         386,697
    31,756    RSA Security Inc. (a).......................................         637,025
    37,011    Sybase, Inc. (a)............................................         738,370
    26,648    Transaction Systems Architects, Inc., Class A Shares (a)....         528,963
------------------------------------------------------------------------------------------
                                                                                 4,360,543
------------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................      23,342,682
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
MATERIALS -- 5.4%
CHEMICALS -- 2.7%
    21,458    Albemarle Corp. ............................................    $    830,639
    18,299    Cytec Industries, Inc. .....................................         940,935
    17,466    FMC Corp. (a)...............................................         843,608
     9,896    PPG Industries, Inc. .......................................         674,511
    54,442    RPM International Inc. .....................................       1,070,330
    12,567    The Scotts Co., Class A Shares (a)..........................         923,926
------------------------------------------------------------------------------------------
                                                                                 5,283,949
------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
    25,699    Longview Fibre Co. .........................................         466,180
    17,307    Sonoco Products Co. ........................................         513,152
------------------------------------------------------------------------------------------
                                                                                   979,332
------------------------------------------------------------------------------------------
METALS & MINING -- 1.7%
     8,840    Arch Coal, Inc. ............................................         314,173
     9,654    Nucor Corp. ................................................         505,290
    17,092    Peabody Energy Corp. .......................................       1,382,914
    13,047    Southern Peru Copper Corp. .................................         615,949
    25,496    Worthington Industries, Inc. ...............................         499,212
------------------------------------------------------------------------------------------
                                                                                 3,317,538
------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
    17,836    Georgia-Pacific Corp. ......................................         668,494
     9,075    Rayonier, Inc. .............................................         443,858
------------------------------------------------------------------------------------------
                                                                                 1,112,352
------------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................      10,693,171
------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
   145,047    Cincinnati Bell, Inc. (a)...................................         601,945
------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     4,423    Telephone & Data Systems, Inc. .............................         340,350
------------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................         942,295
------------------------------------------------------------------------------------------
UTILITIES -- 6.1%
ELECTRIC UTILITIES -- 2.8%
    34,270    Alliant Energy Corp. .......................................         980,122
    23,540    IDACORP, Inc. ..............................................         719,618
    57,779    Pepco Holdings, Inc. .......................................       1,231,848
    13,939    PPL Corp. ..................................................         742,670
    38,963    Puget Energy, Inc. .........................................         962,386
    28,659    Wisconsin Energy Corp. .....................................         966,095
------------------------------------------------------------------------------------------
                                                                                 5,602,739
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
      ii(x
GAS UTILITIES -- 2.1%
    35,328    AGL Resources, Inc. ........................................    $  1,174,303
    41,393    MDU Resources Group, Inc. ..................................       1,104,365
    38,490    National Fuel Gas Co. ......................................       1,090,807
    28,298    ONEOK, Inc. ................................................         804,229
------------------------------------------------------------------------------------------
                                                                                 4,173,704
------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.2%
    23,377    Questar Corp. ..............................................       1,191,292
    29,999    SCANA Corp. ................................................       1,181,960
------------------------------------------------------------------------------------------
                                                                                 2,373,252
------------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................      12,149,695
------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $155,363,858)...................     193,430,025
------------------------------------------------------------------------------------------

   FACE
  AMOUNT
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
U.S. TREASURY BILLS -- 0.2%
$  300,000    U.S. Treasury Bills due 3/17/05 (c) (Cost -- $298,644)......    $    298,733
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
 4,420,000    State Street Bank & Trust Co. dated 12/31/04, 1.400% due
                1/3/05; Proceeds at maturity -- $4,420,516; (Fully
                collateralized by U.S. Treasury Bonds, 8.125% due 8/15/21;
                Market value -- $4,508,445) (Cost -- $4,420,000)..........       4,420,000
------------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $4,718,644)...........       4,718,733
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.2% (Cost -- $160,082,502*).........     198,148,758
              Liabilities in Excess of Other Assets -- (0.2%).............       (320,700)
------------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%..................................    $197,828,058
------------------------------------------------------------------------------------------

(a)Non-income producing security.
(b)All or a portion of this security is segregated as collateral for open futures contracts.
(c)All or a portion of this security is held as collateral for open futures contracts.
 * Aggregate cost for federal income tax purposes is $160,144,420.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                        speculation than "B", "CCC" and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                        large uncertainties or major risk exposures to adverse
                        conditions.
C                  --   Bonds rated "C" are bonds on which no interest is being
                        paid.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.

NR                 --   Indicates that the bond is not rated by Standard & Poor's,
                        Moody's or Fitch.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2004

                                     TRAVELERS         LAZARD             MFS                                        DISCIPLINED
                                      QUALITY       INTERNATIONAL      EMERGING        FEDERATED       FEDERATED       MID CAP
                                        BOND            STOCK           GROWTH         HIGH YIELD        STOCK          STOCK
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............  $186,853,953    $151,898,557     $ 134,988,511    $ 81,863,832    $27,322,749    $160,082,502
  Loaned securities collateral, at
    cost..........................            --      44,468,432                --              --             --              --
  Foreign currency, at cost.......            --              --             1,873              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...........  $188,123,133    $181,808,833     $ 168,655,902    $ 85,557,122    $32,456,927    $198,148,758
  Loaned securities collateral, at
    value (Notes 1 and 3).........            --      44,468,432                --              --             --              --
  Foreign currency, at value......            --              --             1,901              --             --              --
  Cash............................           934               9               707             769            218             505
  Dividends and interest
    receivable....................     1,882,464         257,298            75,138       1,660,577         50,986         101,448
  Receivable for Fund shares
    sold..........................            --          15,522                --          15,005         18,146              --
  Receivable for securities
    sold..........................            --              --           268,908          76,467        198,383              --
  Receivable for open forward
    foreign currency contracts
    (Notes 1 and 3)...............            --              --               101              --             --              --
  Receivable from
    broker -- variation margin for
    open futures contracts........            --              --                --              --             --           2,775
  Other receivables...............            --              --               147              --          5,347              --
  Prepaid expenses................         2,215           1,450             1,007             472            203           1,781
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................   190,008,746     226,551,544       169,003,811      87,310,412     32,730,210     198,255,267
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares
    reacquired....................       573,715         721,266           854,458          89,293         24,654         250,296
  Payable for loaned securities
    collateral (Notes 1 and 3)....            --      44,468,432                --              --             --              --
  Investment advisory fees
    payable.......................        52,490         120,485           104,284          47,628         15,496         114,578
  Administration fees payable.....         9,354           9,881             8,345           4,382          3,367           9,819
  Payable for securities
    purchased.....................            --              --         2,527,486         185,058        114,193              --
  Payable for open forward foreign
    currency contracts (Notes 1
    and 3)........................            --              --               381              --             --              --
  Trustees' fees payable..........         2,000           2,300             2,300           2,300          2,300           2,300
  Accrued expenses................        56,200          55,006            61,927          44,460         31,305          50,216
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............       693,759      45,377,370         3,559,181         373,121        191,315         427,209
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $189,314,987    $181,174,174     $ 165,444,630    $ 86,937,291    $32,538,895    $197,828,058
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................  $191,295,023    $186,409,786     $ 323,913,565    $ 95,981,473    $28,191,483    $157,598,303
  Undistributed (overdistributed)
    net investment income.........    (1,564,284)       (547,069)              280        (263,984)            --           7,623
  Accumulated net realized gain
    (loss) from investment
    transactions and futures
    contracts.....................    (1,684,932)    (34,603,797)     (192,136,917)    (12,473,488)      (786,766)      2,131,750
  Net unrealized appreciation of
    investments, futures contracts
    and foreign currencies........     1,269,180      29,915,254        33,667,702       3,693,290      5,134,178      38,090,382
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $189,314,987    $181,174,174     $ 165,444,630    $ 86,937,291    $32,538,895    $197,828,058
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................    17,169,941      15,868,394        15,700,343      10,090,819      1,965,275      10,011,726
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........        $11.03          $11.42            $10.54           $8.62         $16.56          $19.76
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2004

                                            TRAVELERS        LAZARD            MFS                                    DISCIPLINED
                                             QUALITY      INTERNATIONAL     EMERGING      FEDERATED     FEDERATED       MID CAP
                                              BOND            STOCK          GROWTH       HIGH YIELD      STOCK          STOCK
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................  $ 8,030,237     $    59,899     $    45,434    $6,584,771    $   19,483    $    52,490
  Dividends..............................           --       3,956,515         873,090        27,118       688,118      1,865,624
  Securities lending.....................           --         102,085              --            --            --             --
  Less: Foreign withholding tax..........           --        (450,997)        (17,139)           --        (1,717)          (859)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................    8,030,237       3,667,502         901,385     6,611,889       705,884      1,917,255
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)......      642,159       1,264,681       1,217,061       520,768       196,073      1,237,113
  Administration fees (Note 2)...........      119,176          92,801          97,365        48,071        18,823        106,038
  Audit and legal........................       42,962          42,454          46,946        43,092        48,626         41,897
  Custody................................       28,997         116,900          66,791        57,960        11,919         27,302
  Shareholder communications.............       27,561          18,046          24,136        13,468         5,177         22,498
  Trustees' fees.........................       10,096           9,564          10,173        11,798        10,283          9,718
  Transfer agency services (Note 2)......        2,500           2,500           2,500         2,500         2,500          2,500
  Other..................................        2,103          15,575           2,782         1,473         1,028          1,673
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................      875,554       1,562,521       1,467,754       699,130       294,429      1,448,739
  Less: Expense reimbursements and fee
    waivers (Notes 2 and 6)..............      (33,485)        (33,485)        (33,448)      (33,485)      (33,485)       (29,011)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................      842,069       1,529,036       1,434,306       665,645       260,944      1,419,728
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)...........    7,188,168       2,138,466        (532,921)    5,946,244       444,940        497,527
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES
(NOTES 1 AND 3):
  Realized Gain (Loss) From:
    Investment transactions..............      865,318      14,092,075      15,461,217     1,202,342     1,268,513     14,922,089
    Futures contracts....................           --              --              --            --            --        271,038
    Foreign currency transactions........           --        (230,809)         (1,562)           --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN......................      865,318      13,861,266      15,459,655     1,202,342     1,268,513     15,193,127
---------------------------------------------------------------------------------------------------------------------------------
  Net Change in Unrealized
    Appreciation/Depreciation From:
    Investments and futures contracts....   (1,671,033)      8,417,220       4,395,319       749,397     1,454,617     11,904,347
    Foreign currencies...................           --          (7,013)           (185)           --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED
    APPRECIATION/DEPRECIATION............   (1,671,033)      8,410,207       4,395,134       749,397     1,454,617     11,904,347
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES.......     (805,715)     22,271,473      19,854,789     1,951,739     2,723,130     27,097,474
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...  $ 6,382,453     $24,409,939     $19,321,868    $7,897,983    $3,168,070    $27,595,001
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                         TRAVELERS QUALITY              LAZARD INTERNATIONAL                 MFS EMERGING
                                           BOND PORTFOLIO                  STOCK PORTFOLIO                 GROWTH PORTFOLIO
                                    ----------------------------    -----------------------------    ----------------------------
                                        2004            2003            2004            2003             2004            2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....  $  7,188,168    $  8,841,220    $  2,138,466    $   1,877,744    $   (532,921)   $   (468,854)
  Net realized gain (loss)........       865,318        (813,388)     13,861,266       (4,181,788)     15,459,655       3,125,140
  Net change in unrealized
    appreciation/depreciation.....    (1,671,033)      6,204,698       8,410,207       30,563,454       4,395,134      36,792,310
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    OPERATIONS....................     6,382,453      14,232,530      24,409,939       28,259,410      19,321,868      39,448,596
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 1):
  Net investment income...........    (8,995,106)    (10,103,492)     (2,613,383)      (2,035,977)             --              --
  Net realized gains..............            --        (474,419)             --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DIVIDENDS AND
    DISTRIBUTIONS TO
    SHAREHOLDERS..................    (8,995,106)    (10,577,911)     (2,613,383)      (2,035,977)             --              --
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of
    shares........................    16,645,993      43,240,349      53,475,176      104,649,317       5,697,473       8,640,718
  Net asset value of shares issued
    for reinvestment of dividends
    and distributions.............     8,995,106      10,577,911       2,613,383        2,035,977              --              --
  Cost of shares reacquired.......   (42,786,580)    (54,268,288)    (24,585,856)    (102,506,397)    (27,632,701)    (24,103,589)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
    ASSETS FROM FUND SHARE
    TRANSACTIONS..................   (17,145,481)       (450,028)     31,502,703        4,178,897     (21,935,228)    (15,462,871)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS............................   (19,758,134)      3,204,591      53,299,259       30,402,330      (2,613,360)     23,985,725
NET ASSETS:
  Beginning of year...............   209,073,121     205,868,530     127,874,915       97,472,585     168,057,990     144,072,265
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*....................  $189,314,987    $209,073,121    $181,174,174    $ 127,874,915    $165,444,630    $168,057,990
---------------------------------------------------------------------------------------------------------------------------------
  *Includes undistributed
    (overdistributed) net
    investment income of:.........   $(1,564,284)      $(650,983)      $(547,069)       $(237,139)           $280              --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
                                                                             31,

                                              FEDERATED HIGH                   FEDERATED                 DISCIPLINED MID CAP
                                              YIELD PORTFOLIO               STOCK PORTFOLIO                STOCK PORTFOLIO
                                        ---------------------------    --------------------------    ----------------------------
                                           2004            2003           2004           2003            2004            2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...............  $ 5,946,244    $  4,932,912    $   444,940    $   421,055    $    497,527    $    492,767
  Net realized gain (loss)............    1,202,342        (800,373)     1,268,513         27,649      15,193,127       3,281,954
  Net change in unrealized
    appreciation/depreciation.........      749,397       8,350,883      1,454,617      6,552,918      11,904,347      35,315,211
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    OPERATIONS........................    7,897,983      12,483,422      3,168,070      7,001,622      27,595,001      39,089,932
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 1):
  Net investment income...............   (6,213,875)     (5,110,185)      (451,992)      (414,269)       (508,893)       (426,728)
  Net realized gains..................           --              --             --             --      (5,360,391)             --
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DIVIDENDS AND
    DISTRIBUTIONS TO SHAREHOLDERS.....   (6,213,875)     (5,110,185)      (451,992)      (414,269)     (5,869,284)       (426,728)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares....   14,459,403      45,580,198      2,342,984      2,031,831      24,387,730      27,684,956
  Net asset value of shares issued for
    reinvestment
    of dividends and distributions....    6,213,875       5,110,185        451,992        414,269       5,869,284         426,728
  Cost of shares reacquired...........  (11,216,237)    (30,064,428)    (4,775,545)    (4,280,218)    (19,071,361)    (12,959,405)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......    9,457,041      20,625,955     (1,980,569)    (1,834,118)     11,185,653      15,152,279
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS................   11,141,149      27,999,192        735,509      4,753,235      32,911,370      53,815,483
NET ASSETS:
  Beginning of year...................   75,796,142      47,796,950     31,803,386     27,050,151     164,916,688     111,101,205
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $86,937,291    $ 75,796,142    $32,538,895    $31,803,386    $197,828,058    $164,916,688
---------------------------------------------------------------------------------------------------------------------------------
  *Includes undistributed
    (overdistributed) net investment
    income of:........................    $(263,984)       $(99,971)            --         $6,786          $7,623         $69,223
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

     TRAVELERS QUALITY BOND PORTFOLIO(1)         2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............  $11.21      $11.03      $11.39      $11.00      $10.82
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................    0.41        0.48        0.51        0.59(2)     0.73
  Net realized and unrealized gain (loss).....   (0.04)       0.29        0.14        0.20(2)     0.00*
------------------------------------------------------------------------------------------------------
Total Income From Operations..................    0.37        0.77        0.65        0.79        0.73
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................   (0.55)      (0.56)      (0.85)      (0.40)      (0.55)
  Net realized gains..........................      --       (0.03)      (0.16)         --          --
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............   (0.55)      (0.59)      (1.01)      (0.40)      (0.55)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................  $11.03      $11.21      $11.03      $11.39      $11.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................    3.29%       6.98%       5.81%       7.13%       6.97%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............    $189        $209        $206        $152         $73
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).................................    0.42%(5)    0.43%       0.44%       0.45%       0.49%
  Net investment income.......................    3.62        4.15        4.48        5.14(2)     6.81
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................      90%        191%        176%        225%        157%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.44%.

* Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

   LAZARD INTERNATIONAL STOCK PORTFOLIO(1)       2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............  $10.01       $7.91       $9.30      $13.15      $15.65
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................    0.14        0.15        0.11        0.11        0.13
  Net realized and unrealized gain (loss).....    1.44        2.11       (1.31)      (3.50)      (1.88)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........    1.58        2.26       (1.20)      (3.39)      (1.75)
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................   (0.17)      (0.16)      (0.19)      (0.02)      (0.32)
  Net realized gains..........................      --          --          --       (0.44)      (0.43)
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............   (0.17)      (0.16)      (0.19)      (0.46)      (0.75)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................  $11.42      $10.01       $7.91      $ 9.30      $13.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................   15.75%      28.60%     (12.96)%    (26.19)%    (11.50)%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............    $181        $128         $97        $120        $141
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).................................    0.99%(4)    1.00%       1.06%       1.01%       1.02%
  Net investment income.......................    1.38        1.79        1.32        1.01        0.92
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................      59%         44%         55%         81%         39%
------------------------------------------------------------------------------------------------------

        MFS EMERGING GROWTH PORTFOLIO            2004         2003       2002(1)       2001(1)       2000(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............   $9.35        $7.24       $11.00        $22.60        $29.82
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................   (0.03)       (0.03)       (0.03)        (0.02)        (0.05)
  Net realized and unrealized gain (loss).....    1.22         2.14        (3.73)        (8.20)        (5.70)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........    1.19         2.11        (3.76)        (8.22)        (5.75)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................      --           --           --         (3.38)        (1.47)
-------------------------------------------------------------------------------------------------------------
Total Distributions...........................      --           --           --         (3.38)        (1.47)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................  $10.54        $9.35        $7.24        $11.00        $22.60
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................   12.73%       29.14%      (34.18)%      (36.18)%      (20.13)%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............    $165         $168         $144          $258          $420
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5).................................    0.88%(6)     0.89%        0.89%         0.89%         0.90%
  Net investment loss.........................   (0.33)       (0.30)       (0.32)        (0.12)        (0.18)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................      99%         106%         114%          266%          203%
-------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 1.01%.

(5) As a result of an expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

(6) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.90%.
                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

       FEDERATED HIGH YIELD PORTFOLIO          2004(1)       2003(1)       2002(1)       2001(1)        2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $8.41         $7.37         $8.55         $9.50       $11.44
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................     0.64          0.65          0.74          0.97(2)      1.25
  Net realized and unrealized gain (loss)....     0.23          1.00         (0.46)        (0.77)(2)    (2.11)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     0.87          1.65          0.28          0.20        (0.86)
-------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS FROM:
  Net investment income......................    (0.66)        (0.61)        (1.46)        (1.15)       (1.08)
-------------------------------------------------------------------------------------------------------------
Total Dividends..............................    (0.66)        (0.61)        (1.46)        (1.15)       (1.08)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $8.62         $8.41         $7.37         $8.55        $9.50
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..............................    10.38%        22.39%         3.72%         1.94%       (8.15)%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...........      $87           $76           $48           $40          $39
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)................................     0.83%(5)      0.90%         0.89%         0.89%        0.88%
  Net investment income......................     7.42          7.93          9.09         10.45(2)     10.61
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................       38%           57%           58%           44%          19%
-------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, these amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.87%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

          FEDERATED STOCK PORTFOLIO              2004       2003(1)       2002(1)       2001(1)        2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............  $15.19       $12.06        $15.40        $15.99       $16.34
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................    0.23         0.20          0.16          0.16         0.21
  Net realized and unrealized gain (loss).....    1.37         3.13         (3.13)         0.11         0.33
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........    1.60         3.33         (2.97)         0.27         0.54
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................   (0.23)       (0.20)        (0.37)        (0.20)       (0.18)
  Net realized gains..........................      --           --            --         (0.66)       (0.71)
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.............   (0.23)       (0.20)        (0.37)        (0.86)       (0.89)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................  $16.56       $15.19        $12.06        $15.40       $15.99
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...............................   10.55%       27.61%       (19.32)%        1.67%        3.77%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............     $33          $32           $27           $44          $45
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).................................    0.83%(4)     0.91%         0.84%         0.81%        0.82%
  Net investment income.......................    1.42         1.50          1.14          0.99         1.23
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................      31%          41%           13%           14%          24%
----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.94%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

    DISCIPLINED MID CAP STOCK PORTFOLIO      2004(1)        2003        2002       2001(1)       2000(1)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.........    $17.49      $13.11      $15.41       $17.26        $15.61
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income....................      0.05        0.05        0.03         0.06          0.08
  Net realized and unrealized gain
     (loss)................................      2.82        4.38       (2.23)       (0.78)         2.46
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations........      2.87        4.43       (2.20)       (0.72)         2.54
----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income....................     (0.05)      (0.05)      (0.08)       (0.04)        (0.03)
  Net realized gains.......................     (0.55)         --       (0.02)       (1.09)        (0.86)
----------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions..........     (0.60)      (0.05)      (0.10)       (1.13)        (0.89)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...............    $19.76      $17.49      $13.11       $15.41        $17.26
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)............................     16.45%      33.75%     (14.32)%      (4.02)%       16.61%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).........      $198        $165        $111         $113           $95
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..............................      0.80%(4)    0.82%       0.85%        0.83%         0.88%
  Net investment income....................      0.28        0.38        0.23         0.37          0.49
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................        91%         61%         67%          40%           67%
----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do no reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fees and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses not reimbursed, the actual expense ratio would have been 0.82%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Fund(s)") are separate diversified investment funds of The Travelers Series Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds and other fixed-income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices since such valuations are believed to reflect the market value of such securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) FUTURES CONTRACTS. Certain Funds may enter into futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a futures contract, the Funds are required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contracts. The Funds typically enter into such contracts as a substitution for buying or selling securities and as a cash flow management technique, or to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (D) FORWARD FOREIGN CURRENCY CONTRACTS. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

     (E) LENDING OF PORTFOLIO SECURITIES. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receive a lender's fee. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral. The Funds also maintain exposure for the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

     (F) CREDIT AND MARKET RISK. Certain Funds may invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds' investments in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. In addition, certain Funds may invest in foreign securities. The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     (G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent that any issuer defaults on an expected interest payment, the Funds' policy is to generally halt any additional interest income accruals and consider the realization of interest accrued up to the date of default.

     (H) FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     (I) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (J) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments,

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (K) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $887,596 has been reclassified between accumulated net realized gain from investment transactions and futures contracts and accumulated net investment loss as a result of permanent differences between book and tax amortization of premium on fixed income securities, tax treatment of consent fees and income from mortgage backed securities treated as capital gains for tax and $6,041 has been reclassified between paid-in capital and accumulated net investment loss as a result of a taxable overdistribution paid by Travelers Quality Bond Portfolio. Additionally, $164,987 has been reclassified between accumulated net realized loss from investment transactions and futures contracts and accumulated net investment loss as a result of permanent differences due to book foreign currency transactions treated as ordinary income for tax purposes and the realization for tax purposes of gains on investments in passive foreign investment companies for Lazard International Stock Portfolio. Additionally, $534,762 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss and $1,561 has been reclassified between accumulated net realized gain from investment transactions and futures contracts and accumulated net investment loss due to foreign currency transactions treated as ordinary income for tax for MFS Emerging Growth Portfolio. Additionally, $95,907 has been reclassified between accumulated net realized loss from investment transactions and futures contracts and accumulated net investment loss due to book/tax differences in the recognition of market premium on securities sold and $7,711 has been reclassified between paid-in capital and accumulated net investment loss due to a taxable overdistribution by Federated High Yield Portfolio. Additionally, $266 has been reclassified between paid-in capital and accumulated net investment loss due to a taxable overdistribution by Federated Stock Portfolio. Finally, $50,234 has been reclassified between accumulated net investment income and accumulated net realized gain from investment transactions and futures contracts due to the tax treatment of distributions from real estate investment trusts for Disciplined Mid Cap Stock Portfolio. These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.65%, 0.625% and 0.70%, respectively, of each Fund's respective average daily net assets. These fees are calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Asset Management LLC ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Management Company ("Federated") and The Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day fund operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day fund operations and investment decisions for FHY and FSP. As a result, the following fees are calculated and paid at an annual rate:

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - TAMIC pays TIMCO 0.35% of DMCS's average daily net assets.

     The Board of Trustees of the Trust, on behalf of LIS, has approved an amendment to the investment advisory agreement between LIS and TAMIC, and an amendment to the sub-advisory agreement between TAMIC and Lazard.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Prior to September 1, 2004, the investment advisory fee and sub-advisory fee for LIS were calculated at the annual rates of 0.825% and 0.475%, respectively, of the average daily net assets of LIS. Effective September 1, 2004 the investment advisory fee and sub-advisory fee were revised to a fee calculated at the annual rates in accordance with the following schedule:

                                                                INVESTMENT ADVISORY    SUB-ADVISORY
                  AVERAGE DAILY NET ASSETS                           FEE RATE            FEE RATE
---------------------------------------------------------------------------------------------------
First $100 million..........................................           0.825%             0.475%
Next $400 million...........................................           0.775              0.425
Next $500 million...........................................           0.725              0.375
Over $1 billion.............................................           0.700              0.350
---------------------------------------------------------------------------------------------------

     The Board of Trustees of the Trust, on behalf of MEG, has approved an amendment to the investment advisory agreement between MEG and TAMIC, and an amendment to the sub-advisory agreement between TAMIC and MFS.

     Prior to September 1, 2004, the investment advisory fee and sub-advisory fee for MEG were calculated at the annual rates of 0.750% and 0.375%, respectively, of the average daily net assets of MEG. Effective September 1, 2004, the investment advisory fee and sub-advisory fee were revised to a fee calculated at the annual rates in accordance with the following schedule:

                                                                INVESTMENT ADVISORY    SUB-ADVISORY
                  AVERAGE DAILY NET ASSETS                           FEE RATE            FEE RATE
---------------------------------------------------------------------------------------------------
First $600 million..........................................          0.750%             0.375%
Next $300 million...........................................           0.725              0.350
Next $600 million...........................................           0.700              0.325
Next $1 billion.............................................           0.675              0.300
Over $2.5 billion...........................................           0.625              0.250
---------------------------------------------------------------------------------------------------

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of each Fund's respective average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's respective average daily net assets.

     During the year ended December 31, 2004, TQB, LIS, MEG, FHY, FSP and DMCS had contractual expense limitations in place of 0.75%, 1.25%, 0.95%, 0.95%, 0.95% and 0.95%, respectively. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its fee in the amount of $1,726, $1,726, $1,689, $1,726, $1,726 and $1,726 for TQB, LIS, MEG, FHY, FSP and DMS, respectively. In addition, SBFM reimbursed expenses in the amount of $31,759, $31,759, $31,759, $31,759, $31,759 and
$27,285 for TQB, LIS, MEG, FHY, FSP and DMS, respectively, for the year ended December 31, 2004, in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the year ended December 31, 2004, each Fund paid transfer agent fees of $2,500 to CTB.

     For the year ended December 31, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions from the Funds.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries and do not receive compensation from the Trust.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments), were as follows:

                                                               PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $172,007,799   $186,660,849
Lazard International Stock Portfolio........................   119,877,867     88,610,760
MFS Emerging Growth Portfolio...............................   157,571,834    180,864,306
Federated High Yield Portfolio..............................    38,469,474     29,146,404
Federated Stock Portfolio...................................     9,505,814     11,518,125
Disciplined Mid Cap Stock Portfolio.........................   166,586,136    157,544,682
-----------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                                                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 2,624,206    $(2,919,310)    $  (295,104)
Lazard International Stock Portfolio........................   30,400,990     (1,831,906)     28,569,084
MFS Emerging Growth Portfolio...............................   34,907,262     (3,119,137)     31,788,125
Federated High Yield Portfolio..............................    6,071,987     (2,650,539)      3,421,448
Federated Stock Portfolio...................................    5,860,880       (737,237)      5,123,643
Disciplined Mid Cap Stock Portfolio.........................   38,661,153       (656,815)     38,004,338
----------------------------------------------------------------------------------------------------------

     At December 31, 2004, DMCS had the following open futures contracts:

                                              NUMBER OF   EXPIRATION    BASIS      MARKET    UNREALIZED
                                              CONTRACTS      DATE       VALUE      VALUE        GAIN
-------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
S&P MidCap 400..............................       3       3/05        $973,899   $998,025    $24,126
-------------------------------------------------------------------------------------------------------

     At December 31, 2004, MEG had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the financial statements was as follows:

                                                                LOCAL     MARKET    SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY     VALUE       DATE      (GAIN) LOSS
------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Australian Dollar...........................................     9,298    $ 7,254     1/5/05        $  19
Canadian Dollar.............................................     4,241      3,525     1/5/05            4
Canadian Dollar.............................................     8,487      7,054     1/6/05          (18)
Swiss Franc.................................................    49,014     42,957     1/4/05         (363)
Japanese Yen................................................  2,279,088    22,185     1/6/05           78
------------------------------------------------------------------------------------------------------------
NET UNREALIZED LOSS ON OPEN FORWARD FOREIGN CURRENCY CONTRACTS................................      $(280)
------------------------------------------------------------------------------------------------------------

     At December 31, 2004, LIS loaned securities having a market value of $42,146,155. LIS received cash collateral amounting to $44,468,432 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................        1,465,860             3,799,891
Shares issued on reinvestment...............................          817,628               943,628
Shares reacquired...........................................       (3,769,397)           (4,753,702)
------------------------------------------------------------------------------------------------------
Net Decrease................................................       (1,485,909)              (10,183)
------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................        5,246,816            13,041,118
Shares issued on reinvestment...............................          228,579               204,469
Shares reacquired...........................................       (2,381,102)          (12,799,010)
------------------------------------------------------------------------------------------------------
Net Increase................................................        3,094,293               446,577
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................          598,883             1,024,938
Shares reacquired...........................................       (2,869,644)           (2,951,286)
------------------------------------------------------------------------------------------------------
Net Decrease................................................       (2,270,761)           (1,926,348)
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................        1,653,448             5,705,531
Shares issued on reinvestment...............................          721,724               607,710
Shares reacquired...........................................       (1,293,767)           (3,792,186)
------------------------------------------------------------------------------------------------------
Net Increase................................................        1,081,405             2,521,055
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................          151,666               152,214
Shares issued on reinvestment...............................           27,337                27,308
Shares reacquired...........................................         (307,228)             (328,610)
------------------------------------------------------------------------------------------------------
Net Decrease................................................         (128,225)             (149,088)
------------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................        1,329,948             1,842,815
Shares issued on reinvestment...............................          297,265                24,260
Shares reacquired...........................................       (1,043,953)             (913,912)
------------------------------------------------------------------------------------------------------
Net Increase................................................          583,260               953,163
------------------------------------------------------------------------------------------------------

     5.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                          TRAVELERS        LAZARD                                   DISCIPLINED
                                           QUALITY      INTERNATIONAL    FEDERATED     FEDERATED      MID CAP
                                            BOND            STOCK        HIGH YIELD      STOCK         STOCK
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income......................  $ 8,995,106     $2,613,383      $6,213,875    $451,992     $  508,893
  Net long-term capital gains..........           --             --              --          --      5,360,391
---------------------------------------------------------------------------------------------------------------
Total Distributions Paid...............  $ 8,995,106     $2,613,383      $6,213,875    $451,992     $5,869,284
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                           TRAVELERS        LAZARD                                   DISCIPLINED
                                            QUALITY      INTERNATIONAL    FEDERATED     FEDERATED      MID CAP
                                             BOND            STOCK        HIGH YIELD      STOCK         STOCK
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Ordinary income.........................  $10,577,911     $2,035,977      $5,110,185    $414,269      $426,728
----------------------------------------------------------------------------------------------------------------

     For the years ended December 31, 2004 and 2003, MFS Emerging Growth Portfolio did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                TRAVELERS         LAZARD        MFS EMERGING
                                                               QUALITY BOND    INTERNATIONAL       GROWTH
                                                                PORTFOLIO     STOCK PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net........................   $        --      $    104,081    $          --
-------------------------------------------------------------------------------------------------------------
Total undistributed earnings................................            --           104,081               --
Capital loss carryforward(1)................................    (1,684,932)      (33,913,755)    (190,257,651)
Other book/tax temporary differences(2).....................            --                --              280
Unrealized appreciation (depreciation)(3)...................      (295,104)       28,574,062       31,788,436
-------------------------------------------------------------------------------------------------------------
Total accumulated losses....................................   $(1,980,036)     $ (5,235,612)   $(158,468,935)
-------------------------------------------------------------------------------------------------------------

                                                                                           DISCIPLINED
                                                                FEDERATED     FEDERATED      MID CAP
                                                                HIGH YIELD      STOCK         STOCK
                                                                PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------
Undistributed long-term capital gains -- net................   $         --   $       --   $ 2,217,795
------------------------------------------------------------------------------------------------------
Total undistributed earnings................................             --           --     2,217,795
Capital loss carryforward(1)................................    (12,465,630)    (776,231)           --
Other book/tax temporary differences(2).....................             --           --       (16,504)
Unrealized appreciation(4)..................................      3,421,448    5,123,643    38,028,464
------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses).........................   $ (9,044,182)  $4,347,412   $40,229,755
------------------------------------------------------------------------------------------------------

(1) On December 31, 2004, the Funds had net capital loss carryforwards as follows:

                                          TRAVELERS       LAZARD
                                           QUALITY     INTERNATIONAL   MFS EMERGING    FEDERATED    FEDERATED
                  YEAR OF                    BOND          STOCK          GROWTH      HIGH YIELD      STOCK
                EXPIRATION                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
    ---------------------------------------------------------------------------------------------------------
    12/31/2009.........................   $       --    $ 3,632,501    $109,972,382   $ 4,648,588   $     --
    12/31/2010.........................           --     22,825,140      75,063,731     6,217,956         --
    12/31/2011.........................    1,232,729      7,456,114       5,221,538     1,599,086    776,231
    12/31/2012.........................      452,203             --              --            --         --
    ---------------------------------------------------------------------------------------------------------
                                          $1,684,932    $33,913,755    $190,257,651   $12,465,630   $776,231
    ---------------------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

(2) Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts.

(3) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(4) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the difference between book and tax cost basis on Real Estate Investment Trusts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TQB, LIS, FHY, FSP and DMCS are liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. The actual amount of the liability is not yet determinable. However, the Funds have been indemnified by SBFM for any associated excise tax liability as well as any interest and penalties or any other costs. Accordingly, the Funds' net asset values will not be impacted by the outcome of this matter.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

     7.  SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

     On February 18, 2005, the shareholders of MFS Emerging Growth Portfolio approved a reorganization pursuant to which MFS Mid Cap Growth Portfolio would acquire the assets and assume the liabilities of MFS Emerging Growth Portfolio in exchange for shares of the MFS Mid Cap Growth Portfolio. The merger is expected to be effective upon the close of business on February 25, 2005.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios of The Travelers Series Trust ("Trust") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, and Disciplined Mid Cap Stock Portfolios of The Travelers Series Trust as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                                                                              NUMBER OF
                                                TERM OF                                      PORTFOLIOS
                                             OFFICE(1) AND                                     IN FUND
                              POSITION(S)       LENGTH                                         COMPLEX              OTHER
                               HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR     TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
----------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
NON-INTERESTED TRUSTEES:(2)
Robert E. McGill, III         Trustee           Since        Retired                              5        Lydall Inc.; Board of
295 Hancock Road                                 1990                                                      Managers of 6 Variable
Williamstown, MA                                                                                           Annuity Separate
Birth Year: 1931                                                                                           Accounts of The
                                                                                                           Travelers Insurance
                                                                                                           Company ("TIC")
Lewis Mandell                 Trustee           Since        Professor, University of             5        Delaware North Corp.;
160 Jacobs Hall                                  1990        Buffalo                                       Board of Managers of 6
Buffalo, NY                                                                                                Variable Annuity
Birth Year: 1943                                                                                           Separate Accounts of TIC
Frances M. Hawk, CFA, CFP     Trustee           Since        Private Investor                     5        Board of Managers of 6
108 Oxford Hill Lane                             1991                                                      Variable Annuity
Downingtown, PA                                                                                            Separate Accounts of TIC
Birth Year: 1948
INTERESTED TRUSTEE:
R. Jay Gerken, CFA(3)         Chairman,         Since        Managing Director of Citigroup     219        Chairman, Board of
Citigroup Asset Management    President          2002        Global Markets Inc. ("CGM");                  Managers of 6 Variable
("CAM")                       and Chief                      Chairman, President and Chief                 Annuity Separate
399 Park Avenue, 4th Floor    Executive                      Executive Officer of Smith                    Accounts of TIC
New York, NY 10022            Officer and                    Barney Fund Management LLC
Birth Year: 1951              Trustee                        ("SBFM"), Travelers Investment
                                                             Adviser, Inc. ("TIA") and Citi
                                                             Fund Management Inc. ("CFM");
                                                             President and Chief Executive
                                                             Officer of certain mutual
                                                             funds associated with
                                                             Citigroup Inc. ("Citigroup");
                                                             Formerly, Portfolio Manager of
                                                             Smith Barney Allocation Series
                                                             Inc. (from 1996 to 2001) and
                                                             Smith Barney Growth and Income
                                                             Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                              NUMBER OF
                                                TERM OF                                      PORTFOLIOS
                                             OFFICE(1) AND                                     IN FUND
                              POSITION(S)       LENGTH                                         COMPLEX              OTHER
                               HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR     TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
----------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
OFFICERS:
Andrew B. Shoup               Senior Vice       Since        Director of CAM; Senior Vice     N/A                    N/A
CAM                           President          2004        President and Chief
125 Broad Street              and Chief                      Administrative Officer of
11th Floor                    Administrative                 mutual funds associated with
New York, NY 10004            Officer                        Citigroup; Head of
Birth Year: 1956                                             International Funds
                                                             Administration of CAM (from
                                                             2001 to 2003); Director of
                                                             Global Funds Administration of
                                                             CAM (from 2000 to 2001); Head
                                                             of U.S. Citibank Funds
                                                             Administration of CAM (from
                                                             1998 to 2000)
Kaprel Ozsolak                Chief          Since 2004      Vice President of CGM; Chief     N/A                    N/A
CAM                           Financial                      Financial Officer and
125 Broad Street, 11th Floor  Officer and                    Treasurer of certain mutual
New York, NY 10004            Treasurer                      funds associated with
Birth Year: 1965                                             Citigroup; Controller of
                                                             certain mutual funds
                                                             associated with Citigroup
                                                             (since 2002)
William D. Wilcox             Chief          Since 2004      Counsel and Chief Compliance       N/A                  N/A
One Cityplace                 Compliance                     Officer (since 1999), TIC;
Hartford, CT 06103            Officer                        Chief Anti-Money Laundering
Birth Year: 1964                                             Compliance Officer (since
                                                             2002), 6 Variable Annuity
                                                             Separate Accounts of TIC;
                                                             Chief Compliance Officer
                                                             (since 2004), 5 mutual funds
                                                             and 6 Variable Separate
                                                             Accounts sponsored by TIC

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                              NUMBER OF
                                                TERM OF                                      PORTFOLIOS
                                             OFFICE(1) AND                                     IN FUND
                              POSITION(S)       LENGTH                                         COMPLEX              OTHER
                               HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
NAME, ADDRESS AND BIRTH YEAR     TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
----------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
Andrew Beagley                Chief             Since        Director of CGM (since 2000);    N/A                    N/A
CAM                           Anti-Money         2002        Director of Compliance, North
399 Park Avenue, 4th Floor    Laundering                     America, CAM (since 2000);
New York, NY 10022            Compliance                     Chief Anti-Money Laundering
Birth Year: 1962              Officer                        Compliance Officer, Chief
                                                             Compliance Officer and Vice
                                                             President of certain mutual
                                                             funds associated with
                                                             Citigroup; Director of
                                                             Compliance, Europe, the Middle
                                                             East and Africa, Citigroup
                                                             Asset Management (from 1999 to
                                                             2000); Chief Compliance
                                                             Officer, Salomon Brothers
                                                             Asset Management Limited,
                                                             Smith Barney Global Capital
                                                             Management Inc.
Kathleen A. McGah             Secretary         Since        Deputy General Counsel of TIC;   N/A                    N/A
Travelers Life & Annuity                         2004        Assistant Secretary of 5
One Cityplace                                                mutual funds and 6 Variable
Hartford, CT 06103                                           Separate Accounts sponsored by
Birth Year: 1950                                             TIC (from 1995 to 2004)
Ernest J. Wright              Assistant         Since        Vice President and Secretary     N/A                    N/A
Travelers Life & Annuity      Secretary          2004        of TIC; Secretary of 5 mutual
One Cityplace                                                funds and 6 Variable Separate
Hartford, CT 06103                                           Accounts sponsored by TIC
Birth Year: 1940                                             (from 1995 to 2004)

---------------
 (1) Each Trustee and officer serves until his or her successor has been duly elected and qualified.
 (2) Mr. Knight Edwards is an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.
 (3) Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

                                                                    LAZARD            TRAVELERS
                                                              INTERNATIONAL STOCK   QUALITY BOND
                                                                   PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------
Record Date.................................................      12/27/2004         12/27/2004
Payable Date................................................      12/28/2004         12/28/2004
-------------------------------------------------------------------------------------------------
Interest from Federal Obligations...........................              --             26.56%
-------------------------------------------------------------------------------------------------
Foreign Source Income.......................................            100%*                --
-------------------------------------------------------------------------------------------------
Foreign Taxes Paid Per Share................................         $0.0287                 --
-------------------------------------------------------------------------------------------------

                                                                                     DISCIPLINED
                                                                FEDERATED STOCK     MID CAP STOCK
                                                                   PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------
Record Date.................................................      12/27/2004         12/27/2004
Payable Date................................................      12/28/2004         12/28/2004
-------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction
  for Corporations..........................................         100.00%            100.00%
-------------------------------------------------------------------------------------------------
Long-Term Capital Gains Per Share...........................              --             $0.553
-------------------------------------------------------------------------------------------------

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

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

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

                     (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES                               INVESTMENT ADVISER
R. Jay Gerken, CFA                     Travelers Asset Management International Company LLC
  Chairman                             ADMINISTRATOR
Frances M. Hawk, CFA, CFP
Lewis Mandell                          The Travelers Insurance Company
Robert E. McGill, III
                                       CUSTODIAN
OFFICERS
                                       State Street Bank and Trust Company
R. Jay Gerken, CFA
President and                          TRANSFER AGENT
Chief Executive Officer
                                       Citicorp Trust Bank, fsb.
Andrew B. Shoup
Senior Vice President and
Chief Administrative
Officer
Kaprel Ozsolak
Chief Financial Officer
and Treasurer
William D. Wilcox
Chief Compliance Officer
Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer
Kathleen McGah
Secretary
Ernest J. Wright
Assistant Secretary

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of the Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, and Disciplined Mid Cap Stock Portfolio and is not for use with the general public. All the Funds contained in this report may not be available under our variance annuity or life contract.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9368.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9368, (2) on the Funds' website at www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

Series Trust (Annual) (2-05) Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

   (a) Audit Fees for The Travelers Series Trust were $276,000 and $276,000 for the years ended 12/31/04 and 12/31/03.

   (b) Audit-Related Fees for The Travelers Series Trust were $0 and $0 for the years ended 12/31/04 and 12/31/03.

   (c) Tax Fees for The Travelers Series Trust of $36,400 and $36,400 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

   (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/04 and 12/31/03.

   (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve
      (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
      (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
      (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      (2) For The Travelers Series Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

   (f) N/A

   (g) Non-audit fees billed by the Accountant for services rendered to Travelers Series Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Trust. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

   (h) Yes. The Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

THE TRAVELERS SERIES TRUST

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      THE TRAVELERS SERIES TRUST

Date: March 11, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      THE TRAVELERS SERIES TRUST

Date: March 11, 2005

By:   /s/ Kaprel Ozsolak
      (Kaprel Ozsolak)
      Chief Financial Officer of
      THE TRAVELERS SERIES TRUST

Date: March 11, 2005